UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MFS GOVERNMENT MARKETS INCOME TRUST

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MFS® GOVERNMENT MARKETS INCOME TRUST

111 Huntington Avenue, Boston, Massachusetts 02199

Notice of Special Meeting of Shareholders

To be held on June 18, 2026

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of holders of common shares of beneficial interest (“shareholders”) of MFS Government Markets Income Trust (“MGF” or the “Trust”) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at 11:00 a.m. (Eastern Time) on Thursday, June 18, 2026, (the “Special Meeting”) for the following purposes (collectively, the “Proposals”):

ITEM 1. To approve a new investment advisory agreement. Shareholders of the Trust are being asked to approve a new investment advisory agreement with abrdn Inc. (“Aberdeen”).

ITEM 2. To elect five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit - to the Board of Trustees of the Trust.

ITEM 3. To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The Proposals are discussed in greater detail in the enclosed Proxy Statement.

This notice and the related proxy materials are first being mailed to shareholders on or about May 18, 2026.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN
FAVOR OF EACH ITEM.

Only the Trust’s shareholders of record as of the close of business on May 1, 2026 (the “Record Date”), will be entitled to receive notice of and to vote at the Trust’s Special Meeting or any adjournment(s) or postponement(s) thereof.

Thank you in advance for your participation in this important event.

By order of the Board of Trustees,

DAVID DILORENZO President

May 12, 2026

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE SPECIAL MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 10:00 A.M., EASTERN TIME, ON THE DATE OF THE SPECIAL MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR THE TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

IMPORTANT INFORMATION FOR SHAREHOLDERS OF

MFS® GOVERNMENT MARKETS INCOME TRUST

QUESTIONS AND ANSWERS

The following is a summary of certain information contained in the Proxy Statement (the “Proxy Statement”). Shareholders should read the entire Proxy Statement carefully.

Questions and Answers – Shareholder Meeting and Proposals

 1. What is this document and why did you send it to me?

This document has been sent to holders of common shares of beneficial interest (“shareholders”) of the MFS Government Markets Income Trust (“MGF” or the “Trust”) to provide information and to solicit proxies in connection with the following proposed items (collectively, the “Proposals”):

ITEM I. To approve a new investment advisory agreement. Shareholders of the Trust are being asked to approve a new investment advisory agreement with abrdn Inc. (“Aberdeen”) (the “New Management Agreement Proposal”).

ITEM 2. To elect five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit – to the Board of Trustees of the Trust (the “New Board Proposal”).

ITEM 3. To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The accompanying Proxy Statement serves as a proxy statement for shareholders and contains information about the upcoming shareholder meeting and the Proposals that shareholders should know before voting.

Shareholders should consider retaining the Proxy Statement for future reference.

 2. Why is a shareholder meeting being held, and what is being proposed for approval?

On December 10, 2025, Massachusetts Financial Services Company (“MFS”) and Aberdeen and, for the purposes specified therein, Aberdeen Group plc, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen will acquire certain assets and liabilities related to MFS’ business of providing investment management services with respect to the assets of the Trust and certain other registered investment companies (the “Business”), upon satisfaction or waiver of certain closing conditions. Under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction (as defined below) and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business; (ii); the historical investment performance records of the Trust and certain other registered investment companies; and (iii) the goodwill of the Business (the “Transaction”).

The Trust is not a party to the Purchase Agreement. However, the consummation of the Transaction with respect to the Trust is subject to approval by shareholders of the Trust of the Proposals, as well as certain other Transaction closing conditions.

In connection with the Transaction, the Board of Trustees previously approved, subject to shareholder approval, the reorganization (the “MMT Reorganization”) of the Trust and certain other MFS closed-end funds with and into MFS Multimarket Income Trust (“MMT” or the “Acquiring Fund”), pursuant to which your Trust would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of your Trust, in exchange solely for newly issued common shares of the Acquiring Fund, and your Trust would be terminated and dissolved in accordance with its Declaration of Trust and Massachusetts law. A meeting of your Trust’s shareholders was called for March 11, 2026 and adjourned to enable further solicitation to April 2, 2026, April 15, 2026, and May 1, 2026. However, the required favorable vote of shareholders of your Trust was not reached and MFS adjourned the meeting without a formal vote on the proposed reorganization of your Trust. The MMT Reorganization with respect to certain other MFS closed-end funds was approved. Taking into account the lack of shareholder approval for the Trust to participate in the MMT Reorganization, MFS has recommended, and the Board of Trustees (the “Board”) of the Trust has approved, the New Management Agreement Proposal and the New Board Proposal, subject to approval by the shareholders. The approval of the New Management Agreement and the resulting change in the Trust’s investment adviser from MFS to Aberdeen is part of the broader Transaction, as described in this Proxy Statement. Accordingly, at the special meeting of shareholders of the Trust, expected to be held on June 18, 2026 (the “Special Meeting”), shareholders will be asked to approve the following proposals:

New Management Agreement Proposal. The Trust’s shareholders will be asked to approve a new investment advisory agreement between the Trust and Aberdeen (the “New Management Agreement”) to replace MFS as the investment adviser to the Trust. The New Management Agreement Proposal for the Trust is contingent on the approval of the New Board Proposal by the Trust.

New Board Proposal. The Trust’s shareholders will be asked to elect five (5) Trustees for the Trust – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit, in complete replacement of the Trust’s current Board of Trustees. The New Board Proposal for the Trust is contingent on the approval of the New Management Agreement Proposal by the Trust.

The Proposals are also contingent on the satisfaction or waiver of certain other Transaction closing conditions. Additional information about the Proposals is included in the Proxy Statement.

With respect to the New Management Agreement Proposal and the New Board Proposal, Aberdeen would become the new investment adviser for the Trust and the new Trustees would take office for the Trust (the appointment of the new investment adviser and the new Trustees, collectively, the “Proposed Board and Management Changes”) only if (a) the New Management Agreement Proposal is approved by shareholders of the Trust, (b) the New Board Proposal is approved by shareholders of the Trust, and (c) certain other Transaction closing conditions are satisfied or otherwise waived. If either Proposal is not approved by shareholders, or certain other Transaction closing conditions are not satisfied or otherwise waived, the Proposed Board and Management Changes will not be completed for the Trust, in which case MFS, the current investment adviser of the Trust, will continue to serve as the Trust’s investment adviser, and the current Trustees will continue to constitute the Board of Trustees and oversee the Trust. In such case MFS may recommend alternative proposals to the Trust’s Board, including, but not limited to, a re-solicitation of votes from shareholders.

If approved, the Proposed Board and Management Changes are expected to take effect in early July 2026, subject to the satisfaction of certain other Transaction closing conditions.

 3. What happens if the Proposals are not approved by the shareholders?

As noted above, if the Proposals are not approved by shareholders of the Trust, or if certain other Transaction closing conditions are not satisfied or otherwise waived, the Proposed Board and Management Changes will not be completed for the Trust. In such case, the Board may take such action as it deems in the best interests of the Trust, including continuing to operate the Trust without conducting the Proposed Board and Management Changes. In such circumstances, MFS may also recommend alternative proposals to the Trust’s Board.

4. Who will bear the costs associated with the Special Meeting?

MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Special Meeting, including, but not limited to, proxy and proxy solicitation costs, printing and mailing costs, legal fees, and filing fees.

Aberdeen and/or MFS will pay out-of-pocket expenses and charges associated with solicitation of shareholder votes and mailing of proxies. A third-party proxy solicitation vendor, EQ Fund Solutions, LLC (“EQ Fund Solutions”), will assist with solicitation of shareholder votes and mailing of the Proxy Statement at the expense of Aberdeen and/or MFS. The total estimated costs to be paid by Aberdeen and/or MFS for these services are $13,321.

None of the Trust, MFS, or Aberdeen will pay any direct expenses incurred by shareholders arising out of or in connection with the Proposed Board and Management Changes (e.g., expenses incurred by a shareholder as a result of attending the Special Meeting, voting on the Proposals, or other action taken by the shareholder in connection with the Proposed Board and Management Changes). The actual costs associated with the Proposed Board and Management Changes may be more or less than the costs estimated herein.

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Questions and Answers – New Management Agreement Proposal

 5. What changes are being proposed to the Trust’s investment adviser and why is the Board recommending Aberdeen?

MFS currently serves as the investment adviser to the Trust. MFS has recommended that the Board consider and approve the New Management Agreement with Aberdeen based upon the determination that it would be in the best interest of the Trust’s shareholders. The Proposals, including the New Management Agreement, have been approved by the Board and are being recommended for approval by the Trust’s shareholders as an alternative to the Trust’s participation in the MMT Reorganization. If a New Management Agreement is approved for the Trust, Aberdeen will replace MFS as the investment adviser for the Trust, subject to the approval of the New Board Proposal and certain other conditions discussed herein. This change in investment adviser is being proposed as part of the Transaction. See “Why is a shareholder meeting being held, and what is being proposed for approval?” above for more information regarding the Transaction.

On April 29, 2026, the Board, including a majority of the Independent Trustees that were present at the meeting, approved the New Management Agreement between the Trust and Aberdeen. Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, a London stock exchange listed company. MFS and Aberdeen are not affiliates of each other.

The Proxy Statement provides additional information about Aberdeen and the New Management Agreement. If the Proposals are approved at the Special Meeting, it is expected that the New Management Agreement will become effective and Aberdeen will assume its responsibilities thereunder in early July 2026, subject to operational considerations (the “Closing Date”).

Aberdeen Group plc and its subsidiaries, including Aberdeen, manage approximately $525 billion as of December 31, 2025. Aberdeen and its affiliates are global specialist asset managers, helping clients achieve their target investment outcomes. Aberdeen has extensive experience in managing fixed income securities with substantial assets under management in markets directly relevant to the Trust. As of December 31, 2025, Aberdeen and its affiliates had approximately $187 billion in global fixed income assets under management. Moreover, closed-end funds are an important element of the Aberdeen client base in the U.S. and globally. Aberdeen and its affiliates managed 15 U.S. closed-end funds and 13 non-U.S. closed-end funds, totaling $28.7 billion in assets as of February 28, 2026. If the New Management Agreement for the Trust is approved, the Trust would complement, rather than compete with, Aberdeen’s U.S. closed-end fund family. Aberdeen has substantial experience in assimilating closed-end funds into its family of funds. The Trust would be managed by an experienced fixed income securities team. Aberdeen is also committed to its asset management business and, in particular, its larger closed-end fund platform, has knowledge of the closed-end fund marketplace, and dedicated closed-end fund investor services professionals. For further details on the Board’s decision to recommend Aberdeen, please see “Approval of New Management Agreement—Board Consideration of the New Management Agreement” in the Proxy Statement.

The Board believes that approval of the New Management Agreement would be in the best interests of the Trust and its shareholders. See “Board Consideration of the New Management Agreement” in the Proxy Statement for a further discussion of the Board’s consideration of the New Management Agreement Proposal.

 6. Will the proposed new investment adviser change the Trust’s investment objective and policies?

The Trust’s investment objective and fundamental policies will not change as a result of the New Management Agreement. The non-fundamental policies will be substantially similar to the Trust’s current investment policies.

If shareholders approve the Proposed Board and Management Changes and Aberdeen assumes management responsibilities as the Trust’s investment adviser, the Trust will be managed in accordance with Aberdeen’s investment philosophy and processes. Aberdeen uses a team-based approach characterized by collaboration between their portfolio managers and other professionals. Aberdeen employs a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities that is tailored to the overall environment. The implementation of the Trust’s investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment Team may vary materially compared to the investment process currently employed by MFS in managing the Trust. This may cause holdings and other portfolio attributes of the Trust to vary significantly from those historically experienced by the Trust. The following table provides further details regarding the investment process employed by MFS in managing the Trust and the investment process that will be employed by Aberdeen if appointed as the Trust’s new investment adviser.

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MFS Process	Aberdeen Process

MFS uses an active bottom-up investment approach to buying and selling investments for the Trust. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (“ESG”) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the Trust, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Aberdeen will seek to identify attractive opportunities across the fixed income universe and employ an active approach in allocating the Trust’s assets across fixed income sectors leveraging Aberdeen’s global investment platform.  In selecting securities for the Trust, Aberdeen employs a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities by sector-specialty teams. Aberdeen utilizes a proprietary tool that combines robust historical data with up-to-date views from the sector-specialty teams to assist in seeking to uncover relative value opportunities when constructing portfolios. Aberdeen evaluates securities for potential purchase only after it determines that the issuer is fundamentally sound. Aberdeen examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. Following a thorough research review, Aberdeen evaluates the security’s valuation relative to other potential alternatives. Aberdeen may also consider the most material potential ESG risks and opportunities impacting issuers, where relevant. As ESG information is just one investment consideration and generally are not solely determinative in any investment decision. The relevance of ESG factors to the investment process varies across issuers and instrument types.

Following the appointment of Aberdeen, the portfolio will be transitioned in an orderly manner over a reasonable period of time. The transition is expected to take into account market conditions, liquidity considerations, tax efficiency, transaction costs, and the Trust’s investment objectives and policies. Aberdeen does not expect to reposition the portfolio in a manner that would involve unnecessary portfolio turnover or material disruption to shareholders.

Additionally, while the Trust is permitted to employ leverage for investment purposes, MFS does not currently use leverage in its implementation of the Trust’s investment strategy. MFS may propose to the Trust’s Board that the Trust enter into borrowing arrangements, or utilize leverage through other means, if MFS believes it would be in the best interest of the Trust and its shareholders. Similarly, based on current market conditions and the current interest rate environment, Aberdeen does not intend to employ leverage for investment purposes in managing the Trust as Aberdeen does not believe that leverage would, under current conditions, enhance net income or total return in a risk-efficient manner, but Aberdeen may propose to the New Board that the Trust enter into arrangements to obtain leverage if, based on its assessment of prevailing or anticipated changes in market conditions or interest rates and other relevant factors, it believes that employing leverage for investment purposes would be in the best interest of the Trust and its shareholders.

 7. Will the approval of the Trust’s New Management Agreement result in different terms that affect my shares?

The New Management Agreement of the Trust will not affect your shares. You will still own the same shares in the Trust, and your shares will have the same rights and preferences.

The New Management Agreement for the Trust will have a different fee structure and rate than the current investment advisory agreement between MFS and the Trust (the “MFS Management Agreement”). For further details on the different fee rates, please see “Approval of New Management Agreement—Current and Pro Forma Fees and Expenses of the Trust” in the accompanying Proxy Statement.

The remaining terms of the New Management Agreement are substantially similar to the terms of the MFS Management Agreement. For further details, please see the response to Question 8 below, and “Approval of New Management Agreement—Comparison of the MFS Management Agreement and New Management Agreement” in the accompanying Proxy Statement.

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8. What is the fee rate payable under the New Management Agreement? Will total fund expenses increase?

The New Management Agreement will have a different fee structure and different fee rate than the MFS Management Agreement.

Under the MFS Management Agreement, MGF pays an investment advisory fee in an amount equal to the sum of 0.32% of MGF’s average daily net assets plus 5.33% of MGF’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written), on an annual basis in each case. MFS has additionally agreed to limit the investment advisory fee MGF pays to 0.85% of average daily net assets pursuant to an agreement with MFS which expires November 30, 2026, unless renewed by agreement between MFS and MGF’s Board. Additionally, MFS has agreed in writing to pay a portion of MGF’s total fund operating expenses such that MGF’s total fund operating expenses do not exceed an annual rate of 0.80% of the average daily net assets of MGF. This written agreement will continue until modified by the Board, but such agreement will continue at least until November 30, 2027.

Under the MFS Management Agreement, “gross income” includes amounts earned on the Trust’s portfolio holdings obtained through the use of leverage. During the twelve months ended November 30, 2025, the Trust did not employ leverage. Had the Trust employed leverage, the management fee paid to MFS, as shown in the table below, may have been higher as MGF’s gross income would have been higher, resulting in an increase in the component of the management fee that is calculated on gross income.

Under the New Management Agreement, MGF would pay an investment advisory fee that will be computed daily and paid monthly at an annual rate of 0.65% of MGF’s average daily total Managed Assets up to $150 million, 0.60% of MGF’s average daily total Managed Assets between $150 million and $300 million, 0.55% of MGF’s average daily total Managed Assets between $300 million and $450 million, and 0.50% of MGF’s average daily total Managed Assets in excess of $450 million. “Managed Assets”, as defined in the New Management Agreement, means the total assets of MGF, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

During the twelve months ended November 30, 2025, the Trust did not employ leverage, therefore the Trust’s average daily total Managed Assets and average daily net assets were the same for the period. If the Trust were to employ leverage, the management fee under the New Management Agreement, as shown in the table below, would be higher as MGF’s average daily total Managed Assets on which the management fee is calculated would be higher.

Aberdeen has additionally agreed in writing to pay a portion of the Trust’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that the Trust’s total fund operating expenses do not exceed an annual rate of 0.79% of the average daily Managed Assets of the Trust (the “Aberdeen Expense Limitation”). The Aberdeen Expense Limitation will continue for a period of at least two years from the date on which Aberdeen begins managing the Trust, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board. The Aberdeen Expense Limitation would take effect upon the consummation of the Proposed Board and Management Changes and would be subject to review by the New Board in the future.

It is expected that total annual expenses for MGF will be lower on a Managed Assets and net assets basis, including the Aberdeen Expense Limitation, and will be higher on a Managed Assets and net assets basis excluding the Aberdeen Expense Limitation as compared to MGF's total annual expenses for a period of at least two years from the date on which Aberdeen begins managing MGF.

The following table illustrates the difference in the management fee structures and total expenses under the MFS Management Agreement and New Management Agreement, both including and excluding the applicable expense limitation agreement, based on the Trust’s average daily net assets for the 12-month period ended November 30, 2025.

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Comparison of the Trust’s Management Fee and Expenses (as a % of average daily net assets for the 12 months ended 11/30/2025)
	MFS Management Agreement	New Management Agreement
Management Fee	0.54%	0.65%(1)
Other Expenses	0.36%	0.49%
Total Expenses Excluding Expense Limitation Agreement	0.90%	1.14%
Total Expenses Including Expense Limitation Agreement	0.80%	0.79%

(1) As noted above, the Trust did not utilize leverage during the relevant period and therefore the management fee calculated based on Managed Assets did not differ from a management fee calculated based on net assets. If Trust employed leverage during the relevant period, the management fee paid under New Management Agreement would have been higher.

For further details on the expense limitation agreements and the Trust's fees and expenses, please see “Approval of New Management Agreement --Current and Pro Forma Fees and Expenses of the Trust” in the accompanying Proxy Statement.

Questions and Answers – New Board Proposal

9. Why am I being asked to vote for new Trustees in the New Board Proposal?

Section 16 of the Investment Company Act of 1940, as amended, (the “1940 Act”) requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

If shareholders approve the New Management Agreement, the Trust will undergo changes in its day-to-day operations, investment management, administration and other matters, insofar as these functions will be performed by different organizations and personnel. Each of the Trustees nominated in the New Board Proposal (each, a “Nominee” and collectively the “Nominees,” and if elected, collectively the “New Board”) serves on boards of closed-end funds for which Aberdeen or its affiliates provide advisory services, and as such, the Nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen and its affiliates.

The current Board has determined that if the New Management Agreement is approved by shareholders and entered into by the Trust, it would be in the best interests of the Trust and its shareholders if the new Trustees were elected to serve in place of the current Board. This new slate of Trustees is described in the New Board Proposal.

If the shareholders approve the New Management Agreement and the New Board is elected by the shareholders, the current Board members would resign from their positions immediately prior to the Closing Date, and the Nominees would, if elected, serve as Trustees of the Trust on and after the Closing Date. As a result, the number of Trustees on the Board of the Trust would be reduced from eleven (11) to five (5). In addition, subject to the same conditions, the current officers of the Trust are expected to resign immediately prior to the Closing Date and be replaced with new officers who are representatives of Aberdeen on and after the Closing Date.

If the New Management Agreement is not approved by shareholders of the Trust, the Nominees in the New Board Proposal will not serve as Trustees to the Trust, even if elected by shareholders. In such an event, the current Board would continue to serve as the Board of the Trust.

The Proposed Board and Management Changes described in this Proxy Statement are contingent upon each Proposal being approved by shareholders and the satisfaction of certain other Transaction closing conditions. If either Proposal is not approved, the Proposed Board and Management Changes will not be completed for the Trust.

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 10. How will the New Board and Management Changes impact Trust distributions?

The Trust intends to continue to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income, including realized capital gains, to shareholders. The Trust has a managed distribution plan currently in place, pursuant to which the Trust seeks to pay monthly distributions based on an annual rate of 7.25% of the Trust’s average monthly net asset value. For the fiscal year ended November 30, 2025, the Trust’s total distributions totaled 7.26% of the Trust’s average monthly net asset value.

If the Proposed Board and Management Changes are consummated, Aberdeen intends to continue the Trust’s current distribution policy and maintain the Trust’s managed distribution rate at an annual rate of 7.25% of the Trust’s average monthly net asset value.

11. Will the New Board and Management Changes result in a change in the Trust’s service providers?

If the Proposals are approved, Aberdeen will replace MFS as the Trust’s investment adviser. Aberdeen will also replace MFS as administrator of the Trust. Aberdeen anticipates that State Street Bank and Trust Company (“State Street”) will become the sub-administrator of the Trust and provide accounting and financial administrative services to the Trust. The New Board also anticipates appointing a new independent auditor to replace Deloitte & Touche LLP as independent auditor of the Trust. State Street will continue to serve as the Trust’s custodian and Computershare Inc., or an affiliate, will continue to serve as the Trust’s transfer agent.

 12. Will the Trust’s names change?

Yes. It is anticipated that, following the consummation of the Proposals, the Trust’s name will be changed to Aberdeen Government Markets Income Fund.

Questions and Answers – Voting

13. Who is eligible to vote?

Shareholders of record of the Trust at the close of business on May 1, 2026 are entitled to be present and to vote on the Proposals for the Trust at the Special Meeting or any adjournments, postponements or delays thereof. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.

14. What are the quorum, adjournment and voting requirements for the Special Meeting?

The Trust’s bylaws require at least 30% of the Trust’s shares entitled to vote on the applicable Proposal to be present at the Special Meeting in person or by proxy in order to establish a quorum with respect to such Proposal. If the quorum required for a Proposal is not met, the persons named as proxies may propose adjournment of the Special Meeting with respect to such Proposal(s). Any adjournments with respect to a Proposal will require the affirmative vote of at least 30% of the applicable Trust’s shares entitled to vote present in person or by proxy on the applicable Proposal.

With respect to the New Management Agreement Proposal, approval by the Trust will require the affirmative vote of a “majority of the outstanding voting securities” of such Trust as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Trust present at the Special Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Trust.

With respect to the New Board Proposal, the election of each of Nancy Yao, C. William Maher, Christian Pittard, Gordon Baird, and Todd Reit as Trustees of the Trust will require the affirmative vote of a plurality of all shareholder votes entitled to be cast.

15. What is the Board’s recommendation?

After careful consideration and upon the recommendation of MFS:

• The Board recommends that the shareholders of the Trust vote “FOR” the New Management Agreement Proposal.

• The Board recommends that the shareholders of the Trust vote “FOR” the election of five (5) Trustees for the Trust (Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit).

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See “Board Consideration of the New Management Agreement” in the Proxy Statement for a further discussion of the Board’s consideration of the New Management Agreement Proposal.

16. How do I vote?

You can vote in one of the following ways:

• By internet (log on to the website listed on your proxy card(s));

• By telephone (call the toll-free number listed on your proxy card(s));

• By mail (using the enclosed postage prepaid envelope); or

• In person at the Special Meeting scheduled to occur at 11:00 a.m. Eastern time on June 18, 2026 at 111 Huntington Avenue, Boston, Massachusetts 02199.

We will admit to the Special Meeting (1) all shareholders of record of the Trust on the Record Date, (2) persons holding proof of beneficial ownership of the Trust at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to a Special Meeting must present photo identification. If you plan to attend a Special Meeting, we ask that you email us in advance at Attendameeting@equiniti.com. For directions to the meeting, please contact EQ Fund Solutions, the firm assisting us in the solicitation of proxies, at (800) 848-3402.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid additional solicitation efforts. Please refer to the enclosed proxy card(s) for instructions for voting by telephone, internet or mail.

17. Whom should I call if I have questions?

You may contact your financial advisor for further information. You may also call EQ Fund Solutions, the Trust’s proxy solicitor, at (800) 848-3402), or at https://vote.proxyonline.com/MFS/docs/proxy.pdf.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting of the Trust.

8

MFS® Government Markets Income Trust

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Government Markets Income Trust (“MGF” or the “Trust”) to be used at the Special Meeting of Shareholders of the Trust (the “Special Meeting”) to be held at 11:00 a.m. (Eastern Time) on June 18, 2026 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, EQ Fund Solutions, LLC (“EQ Fund Solutions”), 28 Liberty Street, New York, NY 10005, or delivered at a Special Meeting.

On May 1, 2026, the Trust had 32,590,193 common shares (the “Shares”) outstanding.

Shareholders of record at the close of business on May 1, 2026, will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Shareholders will vote separately on each item.

The mailing address of the Trust is 111 Huntington Avenue, Boston, Massachusetts 02199. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about May 18, 2026. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company (“MFS”), your Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of Proxy Statement and related materials, including printing and delivery costs, and vote solicitation are borne by abrdn Inc. (“Aberdeen”) and MFS.

The Trust has engaged EQ Fund Solutions to provide solicitation and voting tabulation services. It is anticipated that the cost of these services will be $13,321.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting To Be Held on June 18, 2026.

The Proxy Statement is available at https://vote.proxyonline.com/MFS/docs/proxy.pdf. If you elect to vote in person, directions to the Special Meetings in order to vote in person are available by telephoning toll-free (800) 848-3402. If you plan to attend a Special Meeting, we ask that you email us in advance at Attendameeting@equiniti.com. If your shares are held by your broker, in order to vote in person at the Special Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Special Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Trust.

SUMMARY OF ITEMS

Item No.	Item Description

1	Approval of the new investment advisory agreement between MFS Government Markets Income Trust and Aberdeen

2	Election of Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit as Trustees of MFS Government Markets Income Trust

OVERVIEW

This Proxy Statement is furnished to holders of common shares of beneficial interest (“shareholders”) of the Trust to provide information and to solicit proxies in connection with the following proposed significant changes (collectively, the “Proposals”), each of which has been approved by the Trust’s Board of Trustees (the “Board”):

ITEM 1. To approve a new investment advisory agreement.  Shareholders of the Trust are being asked to approve a new investment advisory agreement with Aberdeen (the “New Management Agreement Proposal”).

 ITEM 2. To elect five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit

   to the Board of Trustees of the Trust (the “New Board Proposal”).

ITEM 3. To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The Proposals in this proxy statement each relate to a broader transaction between MFS and Aberdeen, governed by the terms of a purchase agreement (the “Purchase Agreement”). On December 10, 2025, MFS, Aberdeen and, for the purposes specified therein, Aberdeen Group plc, entered into the Purchase Agreement pursuant to which Aberdeen will acquire certain assets and liabilities related to MFS’ business of providing investment management services with respect to the assets of the Trust and certain other registered investment companies (the “Business”) upon satisfaction or waiver of certain Transaction closing conditions. Under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction (as defined below) and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business; (ii) the historical investment performance records of the Trust and certain other registered investment companies; and (iii) the goodwill of the Business (the “Transaction”).

The Trust is not party to the Purchase Agreement. However, the consummation of the Transaction with respect to the Trust is subject to certain conditions, including, but not limited to, shareholder approval of the Proposals described in the enclosed Proxy Statement. Therefore, if shareholders of the Trust do not approve the Proposals, then the Transaction with respect to the Trust will not be completed. The approval of each Proposal is therefore contingent on the approval of the other Proposal, and subject to certain other Transaction closing conditions.

In connection with the Transaction, the Board of Trustees previously approved, subject to shareholder approval, the reorganization (the “MMT Reorganization”) of the Trust and certain other MFS closed-end funds with and into MFS Multimarket Income Trust (the “Acquiring Fund”), pursuant to which your Trust would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of your Trust, in exchange solely for newly issued common shares of the Acquiring Fund, and your Trust would be terminated and dissolved in accordance with its Declaration of Trust and Massachusetts law. A meeting of your Trust’s shareholders was called for March 11, 2026 and adjourned to enable further solicitation to April 2, 2026, April 15, 2026, and May 1, 2026. However, the required favorable vote of shareholders of your Trust was not reached and MFS adjourned the meeting without a formal vote on the proposed reorganization of your Trust. The MMT Reorganization with respect to certain other closed-end funds was approved.

MFS currently serves as the investment adviser to the Trust. On April 29, 2026, MFS recommended and the Trust’s Board, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) that were present at the meeting, approved a new investment advisory agreement between the Trust and Aberdeen (the “New Management Agreement”), subject to shareholder approval. Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, a London stock exchange listed company. MFS and Aberdeen are not affiliates of each other. The Proxy Statement provides additional information about Aberdeen and the New Management Agreement. If the Proposals are approved at the Special Meeting, it is expected that the New Management Agreement will become effective and Aberdeen will assume its responsibilities thereunder on or about the Closing Date (as defined below).

If shareholders of the Trust approve the Proposals and the Transaction is completed with respect to the Trust, the Trust will undergo changes in its day-to-day operations, investment management, administration and other matters, insofar as these functions will be performed by different organizations and personnel. Each of the Trustees nominated in the New Board Proposal (each a “Nominee” and collectively the “Nominees,” and if elected, collectively the “New Board”) serve on boards of closed-end funds for which Aberdeen or its affiliates provide advisory services, and as such, the Nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen and its affiliates. The current Board believes that having trustees who are familiar with Aberdeen’s philosophy and investment approach is important and will result in a more efficient transition. The appointments of the new investment adviser and the New Board are collectively referred to as the “Proposed Board and Management Changes.” The current Board has determined that if the New Management Agreement is approved by shareholders and entered into by the Trust, it would be in the best interests of the Trust and the shareholders if new Trustees were elected to serve. This new slate of Trustees is described in the New Board Proposal.

If shareholders of the Trust approve the Proposals and the Transaction is completed with respect to the Trust, the current Board members would resign from their positions immediately prior to the Closing Date (as defined below), and the New Board would, if elected, serve as Trustees of the Trust. As a result, the number of Trustees on the Board would be reduced from eleven (11) to five (5). In addition, subject to the same conditions, the current officers of the Trust are expected to resign immediately prior to the Closing Date (as defined below). The entry into office of the New Board would be effective as of the Closing Date.

The Proposed Board and Management Changes are expected to take effect in early July 2026, subject to operational considerations (the “Closing Date”).

The Proposed Board and Management Changes would take effect only if (a) the New Management Agreement Proposal is approved by shareholders of the Trust, (b) the New Board Proposal is approved by shareholders of the Trust, and (c) certain other Transaction closing conditions are satisfied or otherwise waived. The Proposed Board and Management Changes are therefore contingent upon each Proposal being approved by shareholders. If either Proposal is not approved by shareholders or certain other Transaction closing conditions are not satisfied or otherwise waived, the Proposed Board and Management Changes will not be completed for the Trust, in which case MFS will continue to serve as the Trust’s investment adviser and the current Trustees will continue to oversee the Trust. In such case MFS may recommend alternative proposals to the Trust’s Board, including, but not limited to, a re-solicitation of votes.

The Trust is a closed-end investment company registered under the 1940 Act and is organized as a voluntary association under Massachusetts law (commonly referred to as a “Massachusetts business trust”). The Trust is a “diversified company” for purposes of the 1940 Act.

The common shares of the Trust are listed on the New York Stock Exchange (“NYSE”) under the symbol “MGF”. Reports, proxy statements and other information concerning the Trust can be inspected at the offices of the NYSE at 11 Wall Street, New York, New York 10005.

After careful consideration and upon recommendation of MFS, the investment adviser of the Trust, the Board unanimously agreed that each Proposal is in the best interest of shareholders of the Trust and unanimously recommends that (i) shareholders of the Trust vote “FOR” the New Management Agreement Proposal and (ii) shareholders of the Trust vote “FOR” the election of five (5) Trustees for the Trust (Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit).

The Proxy Statement is expected to be first mailed to shareholders beginning on or about May 18, 2026.

This Proxy Statement explains concisely what you should know before voting on the Proposals. Please read it carefully and keep it for future reference. To obtain more information about the Trust, you may obtain a free copy of the annual and semi-annual shareholder reports and other information at closedendfunds.mfs.com or by contacting Computershare, the Trust’s transfer and shareholder servicing agent, 150 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by email at mfs@computershare.com.

The audited financial statements and related independent registered public accounting firm’s report for MGF, contained in MGF’s Annual Report for the fiscal year ended November 30, 2025 (as filed January 23, 2026) (File No. 811-05078) have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement. No other parts of the Trust’s Form N-CSR filings are incorporated by reference herein.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC. You also may view or obtain these documents from the SEC at www.sec.gov.

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card(s) to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR THE U.S. COMMODITY FUTURES TRADING COMMISSION HAVE APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ITEM 1 — APPROVAL OF NEW MANAGEMENT AGREEMENT

PROPOSAL

To approve a new investment advisory agreement between the Trust and Aberdeen.

Background

The Board has considered and approved an arrangement pursuant to which Aberdeen, subject to various other conditions, would serve as the new investment adviser to the Trust. The Proposal and the New Management Agreement was presented to the Board by representatives of MFS, who provided a detailed explanation of its reasons for the proposed appointment of Aberdeen, as the Trust’s new investment adviser, and its views of the benefits to the Trust, among other things. As described in further detail below under the section titled “Board Consideration of the New Management Agreement,” the Board met with representatives of MFS and Aberdeen and reviewed requested information provided from both parties prior to approving the New Management Agreement and recommending that shareholders approve the New Management Agreement. The Transaction will only be completed for the Trust if: (i) shareholders of the Trust approve the New Management Agreement Proposal, (ii) shareholders of the Trust approve the New Board Proposal, and (iii) certain other Transaction closing conditions are satisfied or otherwise waived. If either Proposal is not approved by the shareholders, the Transaction will not be completed for the Trust, in which case MFS will continue to serve as the Trust’s investment adviser. In such case MFS may recommend alternative proposals to the Trust’s Board, including, but not limited to, a re-solicitation of votes for the Proposals.

If the necessary approvals are obtained and the Transaction is completed with respect to the Trust, the New Management Agreement will be effective on or about the Closing Date. On the Closing Date, MFS will cease to serve as investment adviser to the Trust, and Aberdeen will commence serving as investment adviser to the Trust. If the Transaction is not completed for any reason, MFS will continue as the investment adviser to the Trust.

Benefits of the New Management Agreement

Potential benefits of the New Management Agreement to shareholders of the Trust include: (i) the opportunity to be part of a broad closed-end fund platform from a global and independent organization with a focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; (ii) management by Aberdeen’s US fixed income team; and (iii) application of Aberdeen’s proposed expense limitation arrangement is expected to result in total annual expenses that are lower on a Managed Assets and net assets basis, as compared to the Trust for a period of at least two years from the date on which Aberdeen begins managing the Trust. The implementation of the Trust’s investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment Team may vary materially compared to the investment process currently employed by MFS in managing the Trust. This may cause holdings and other portfolio attributes of the Trust to vary significantly from those historically experienced by the Trust. Additionally, while the Trust is permitted to employ leverage for investment purposes, MFS does not currently use leverage in its implementation of the Trust’s investment strategy. MFS may propose to the Trust’s Board that the Trust enter into borrowing arrangements, or utilize leverage through other means, if MFS believes it would be in the best interest of the Trust and its shareholders. Similarly, based on current market conditions and the current interest rate environment, Aberdeen does not intend to employ leverage for investment purposes in managing the Trust as Aberdeen does not believe that leverage would, under current conditions, enhance net income or total return in a risk-efficient manner, but Aberdeen may propose to the New Board that the Trust enter into arrangements to obtain leverage if, based on its assessment of prevailing or anticipated changes in market conditions or interest rates and other relevant factors, it believes that employing leverage for investment purposes would be in the best interest of the Trust and its shareholders.

Aberdeen has an experienced US based fixed income team with full access to leverage Aberdeen affiliates’ credit platform globally providing access to teams that utilize independent and in-depth credit research. Aberdeen has a strong buy and sell discipline, which is driven by fundamental credit analysis with risk management fully integrated into the investment process to seek to limit downside risk.

Aberdeen views closed-end funds as a strategic growth area. Aberdeen’s U.S. closed-end fund business has been developed through initial public offering (“IPO”) and secondary market fund raising, but primarily from targeted acquisitions. Aberdeen is resourced to support all areas of administration, marketing, operations, legal, company secretarial and risk management.

The Board also received information about the estimated portfolio turnover of the Trust after the Proposals. Specifically, Aberdeen represented to the Board that the portfolio will be transitioned in an orderly manner over a reasonable period of time. The transition is expected to take into account market conditions, liquidity considerations, tax efficiency, transaction costs, and the Trust’s investment objectives and policies. Aberdeen does not expect to reposition the portfolio in a manner that would involve unnecessary portfolio turnover or material disruption to shareholders.

Terms of the Transaction

On December 10, 2025, MFS, Aberdeen and, for the purposes specified therein, Aberdeen Group plc, entered into the Purchase Agreement pursuant to which Aberdeen will acquire certain assets and liabilities related to the Business. Under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business; (ii) the historical investment performance records of the Trust and certain other registered investment companies; and (iii) the goodwill of the Business.

The Trust is not party to the Purchase Agreement. However, the consummation of the Transaction with respect to the Trust is subject to shareholder approval of the Proposals described in this Proxy Statement. Therefore, if shareholders of the Trust do not approve the Proposals, or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed. The election of the five new Trustees for the Trust is therefore contingent on the adoption by the Trust of its New Management Agreement.

In connection with its obligations under the Purchase Agreement and the broader Transaction, Aberdeen has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

MFS has advised the Trust that neither it, nor Aberdeen, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the Trust as a result of the Transaction. Moreover, Aberdeen has advised the Trust that Aberdeen will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction, and Aberdeen has advised the Trust that Aberdeen will not fail to take, and will cause its affiliates not to fail to take, any action if the failure to take such action would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Current and Pro Forma Fees and Expenses of the Trust

Below is a comparison of the fees and expenses of the Trust before and after Proposed Board and Management Changes based on the expenses for the twelve months ended November 30, 2025. Pro forma fees and expenses are estimated in good faith and are hypothetical. Pursuant to certain regulatory requirements, the fees and expenses in the table below are expressed as a percentage of average daily net assets attributable to common shares, including with respect to the Pro Forma fees and expenses. The New Management Agreement would impose on the Trust an advisory fee that is based on the Trust’s average daily “Managed Assets,” which does not currently impact the fee because the Trust is not employing leverage. For purposes of calculating this annual management fee, “Managed Assets” means the total assets of the Trust, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

The fees and expenses in the table below (expressed as a percentage of average daily net assets attributable to common shares) may differ in both absolute and relative terms, if the Trust were employing leverage and the table was expressed as a percentage of average daily “Managed Assets.”

Annual expenses (as a percentage of average daily net assets attributable to common shares)

	MGF	MGF Pro Forma (with change in management)
Management Fee	0.54%(1)	0.65%(2)
Interest Payments on Borrowed Funds	0.00%	0.00%
Other Expenses	0.36%	0.49%(3)
Total Annual Expenses Before Reduction of Expenses	0.90%	1.14%
Reduction of Expenses	(0.10)%(4)	(0.35)%(5)
Total Annual Expenses	0.80%	0.79%

(1) Pursuant to its current investment advisory agreement, MGF pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.32% of its average daily net assets. MGF also pays MFS 5.33% of its gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from a fund’s investment income reported in its annual financial report. MFS has additionally agreed to limit the investment advisory fee MGF pays to 0.85% of average daily net assets pursuant to an agreement with MFS which expires November 30, 2026, unless renewed by agreement between MFS and MGF’s Board. MGF’s existing investment advisory agreement will remain in place if the Proposals are not approved by shareholders and MFS remains the investment adviser of MGF.

(2) Pursuant to the New Management Agreement, MGF would pay Aberdeen a management fee that consists of an annual investment management fee, payable monthly, at an annual rate of 0.65% of MGF’s average daily total “Managed Assets” up to $150 million, 0.60% of MGF’s average daily total “Managed Assets” between $150 million and $300 million, 0.55% of MGF’s average daily total “Managed Assets” between $300 million and $450 million, and 0.50% of MGF’s average daily total “Managed Assets” in excess of $450 million. “Managed Assets”, as defined in the New Management Agreement, means the total assets of MGF, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). While the amount of the management fee will be calculated using Managed Assets under the New Management Agreement, the table above reflects the amount of the management fee as a percentage of average daily net assets. Because there was no leverage employed by the Trust for the twelve months ended November 30, 2025, the Pro Forma management fee reflected as a percentage of average daily net assets is the same as the Pro Forma management fee reflected as a percentage of average daily total Managed Assets for the period.

(3) Estimated based on the service provider agreements that the Trust would enter into upon approval of Aberdeen as investment adviser. These arrangements include certain service providers—such as the custodian and transfer agent—that currently serve the Trust, but under different fee schedules. In addition, the administration fees payable to MFS and Aberdeen differ. Certain other service providers, including legal and audit firms, are expected to change, and allocations of these fees among funds in the fund complex may vary. The Pro Forma other expenses also include estimated fees for investor relations services, a program that the Trust does not currently utilize under MFS’ management. Participation in this program would be subject to approval by the Trust’s New Board. Because these Pro Forma amounts are estimates, Aberdeen has proposed the Aberdeen Expense Limitation, as defined below, to provide shareholders with greater certainty regarding the Trust’s expense levels for at least two years following the commencement of Aberdeen’s management of the Trust, which will be subject to future consideration by the New Board.

(4) Reflects MFS’ agreement to pay a portion of MGF’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that MGF’s total fund operating expenses do not exceed 0.80%, annually of MGF’s average daily net assets. This written agreement will continue until modified by the Board, but such agreement will continue at least until November 30, 2027.

(5) Aberdeen’s agreement in writing to pay a portion of MGF’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that MGF’s total ordinary operating expenses do not exceed 0.79% annually of MGF’s average daily Managed Assets (as defined in footnote 2 above). The “Annual expenses” table above is presented on net assets rather than Managed Assets. This written agreement will continue for a period of at least two years from the date on which Aberdeen begins managing MGF, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board.

Expense Example

The Pro forma information assumes that the Proposed Board and Management Changes are approved and consummated. There can be no assurance that future expenses will not increase or that any expected expense savings for the Trust will be realized.

The example below illustrates the expenses that shareholders would pay on a $1,000 investment in common shares of the Trust, at NAV, assuming (1) that the Trust’s net assets do not increase or decrease, (2) that the Trust incurs total annual expenses at the rate shown in the total annual operating expenses table above in years 1 through 10 (assuming that the applicable Expense Limitation Agreement will only be in place through the dates noted above), and (3) a 5% annual return.

The expense example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The expense example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expense table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. The expense example is based on the relevant fees and expense expressed as a percentage of average daily net assets attributable to common shares, as reflected in the tables above. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the applicable example.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years
MGF	$8	$27	$48	$109
MGF Pro Forma (with change in management)	$8	$29	$56	$132

Aggregate Fee Comparisons

The table below compares the actual fees paid to MFS for the 12 months ended November 30, 2025, to a hypothetical example of the amount of fees that would have been paid during the period had the Trust’s New Management Agreement been in effect, not including the Aberdeen Expense Limitation (as defined below), and also shows the percentage difference between the actual and pro forma values. The pro forma values assume the same asset levels for the Trust for the 12 months ended November 30, 2025.

Actual Fee Paid Under the MFS Management Agreement	$562,201
Pro Forma Fee Paid Under the New Management Agreement	$675,936
Percentage Difference	20.23%

Expense Limitation Arrangement

Aberdeen has agreed in writing to pay a portion of the Trust’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that the Trust’s total fund operating expenses do not exceed an agreed upon annual rate (the “Aberdeen Expense Limitation”). The Aberdeen Expense Limitation will continue for a period of at least two years from the date on which Aberdeen begins managing the Trust, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board. The Aberdeen Expense Limitation is contingent upon the consummation of the Proposed Board and Management Changes. Following the consummation of the Proposed Board and Management Changes, the Aberdeen Expense Limitation will be an annual rate of 0.79% of the average daily Managed Assets of the Trust. “Managed Assets” means the total assets of the Trust, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The application of the Aberdeen Expense Limitation is expected to result in lower total annual expenses as compared to the Trust’s current total annual expenses.

Information Concerning MFS

MFS provides the Trust with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Information Concerning Aberdeen

Aberdeen is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages approximately $525 billion in assets as of December 31, 2025. The registered offices of Aberdeen Group plc are located at 1 George Street, Edinburgh, Scotland EH2 2LL.

Information Concerning the Proposed Portfolio Managers

Bill Bellinzoni, Bill Hines, Anthony Merola and Jonathan Mondillo are anticipated to serve as portfolio managers for the Trust. The Trust would be managed using a team-based approach, with Messrs. Bellinzoni, Hines, Merola and Mondillo being jointly and primarily responsible for the day-to-day management. Biographical information for Messrs. Bellinzoni, Hines, Merola and Mondillo is provided below.

Bill Bellinzoni, Head of US Fixed Income

Bill Bellinzoni is Head of US Fixed Income at Aberdeen. Bill joined the company in October 2006 from Deutsche Asset Management, where he worked for six years serving as a portfolio analyst for high yield and stable value portfolios. Prior to that, Bill worked for JPMorgan as an internal consultant focusing on process re-engineering in the financial and information technology groups. Bill graduated with a Bachelor of Science in Business Administration from the University of Delaware. Bill is a CFA charterholder.

Bill Hines, Investment Director, North American Fixed Income

Bill Hines is an Investment Director on the North American Fixed Income team at Aberdeen. Bill began his career in 1998 with Delaware Investments before joining Deutsche Asset Management in 2000. Bill joined the company via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the position of Fixed Income Trader and Portfolio Analyst. Bill graduated with a BS in Business Administration from Temple University and an MBA in Finance from Drexel University.

Anthony Merola, Senior Investment Manager

Anthony Merola is a Senior Investment Manager with Investment Grade & HY credit research responsibilities. Anthony is a part of the portfolio management team for US Investment Grade funds. His sector coverage includes the Food & Beverage, Tobacco, and Technology sectors. Anthony joined Aberdeen in 2018 after he graduated with a BBA in Finance from Temple University. Anthony is a CFA charterholder.

Jonathan Mondillo, Global Head of Fixed Income

Jonathan Mondillo is Global Head of Fixed Income at Aberdeen Group plc. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were contracted with Aberdeen in connection with a transaction between Alpine and Aberdeen. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.

Valuation Procedures

If the Proposed Board and Management Changes are consummated, the Trust’s assets will be valued at the Closing Date pursuant to the valuation procedures for funds advised by Aberdeen as approved by the New Board. The valuation procedures for funds advised by Aberdeen, on the one hand, and the Trust’s current valuation procedures, on the other hand, are substantially similar. Accordingly, the Proposed Board and Management Changes are expected to have a minimal impact on the Trust’s net asset value following the Close Date.

Directors/Principal Officers of Aberdeen

The name, address and principal occupation of the principal executive officers and each director of Aberdeen are set out in the table below. No current officer or Trustee of the Trust is also an officer, employee or director of Aberdeen. No Independent Trustee of the Trust owns any securities of or has any other material direct or indirect interest in, Aberdeen or any of its affiliates. However, employees of Aberdeen or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Aberdeen Group plc, which vest upon the occurrence of certain events.

Name and Principal Business Address*	Principal Occupation
James O’Connor	Director, Chief Executive Officer and President of Aberdeen
Alan Goodson	Director and Vice President of Aberdeen, and Executive Director, Head of Product – Americas at Aberdeen
Rebecca Nichols	Director and Vice President of Aberdeen, and Executive Director, Strategic Enablement - Americas
Joseph Dietrick	Director and Vice President of Aberdeen, and Senior Legal Counsel at Aberdeen
Marika Tooze	Director and Vice President of Aberdeen, and Head of Human Resources – Americas at Aberdeen
Jaclyn Matsick	Director and Chief Financial Officer of Aberdeen
Elizabeth Frey	Chief Risk Officer – Americas and Chief Compliance Officer of Aberdeen

* The address of the principal executive officers and each director is 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Information Concerning the Administrator

MFS, 111 Huntington Avenue, Boston, MA 02199, serves as the administrator to the Trust. MFS provides certain financial, legal, shareholder communications, compliance and other administrative services to the Trust. Under an administrative services agreement, the Trust reimburses MFS the costs incurred to provide these services. The Trust is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly and the administrative services fee incurred for the year ended November 30, 2025 was equivalent to an annual effective rate of 0.0236% of the Trust’s average daily net assets.

If the Proposed Board and Management Changes are consummated, it is anticipated that Aberdeen will be presented to the New Board for appointment to serve as the Trust’s administrator (the “Administrator”) providing corporate secretarial, regulatory filing, compliance, and financial oversight services and expects to appoint State Street Bank and Trust Company (“State Street”) as the sub-administrator. For the administrative services to be provided by the Administrator, if the Transaction is consummated, the Trust will pay the Administrator a fee, computed monthly and paid quarterly at an annual rate of 0.08% of the Trust’s average daily Managed Assets. The Administrator also serves as administrator to Aberdeen’s other U.S.-registered closed-end funds and U.S.-registered open-end funds. State Street would serve as sub-administrator of the Trust and would be paid by Aberdeen out of the fees it receives as the Trust’s administrator.

The services to be provided under the proposed administration agreement with Aberdeen, with State Street serving as sub-administrator, are substantially similar to the services currently provided under the Trust’s administration agreement with MFS.

Information Concerning Affiliated Brokerage

The Trust did not pay any affiliated brokerage fees during the Trust’s most recent fiscal year ended November 30, 2025.

Board Approval and Recommendation

At a meeting held on April 29, 2026, the Trustees present at the meeting, including all of the Independent Trustees who were present at the meeting voting separately, unanimously approved the New Management Agreement for the Trust and unanimously recommended that shareholders of the Trust approve the New Management Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Board Consideration of the New Management Agreement.”

Comparison of the MFS Management Agreement and New Management Agreement

The form of the New Management Agreement for the Trust is attached as Appendix A to this Proxy Statement. The New Management Agreement will have different fee rates than the MFS Management Agreement. The remaining terms of the New Management Agreement are substantially similar to the terms of the MFS Management Agreement. The name of the investment adviser and the dates of execution and effectiveness in the New Management Agreement are different from those in the MFS Management Agreement. If approved by shareholders, and the New Board Proposal is also approved by shareholders, the New Management Agreement would go into effect on or about the Closing Date, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act.

Fees

Under the MFS Management Agreement, MGF pays an investment advisory fee in an amount equal to the sum of 0.32% of MGF’s average daily net assets plus 5.33% of MGF’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written), on an annual basis in each case. “Gross income” is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Trust’s annual financial report. MFS has additionally agreed to limit the investment advisory fee MGF pays to 0.85% of average daily net assets pursuant to an agreement with MFS which expires November 30, 2026, unless renewed by agreement between MFS and MGF’s Board.

Under the MFS Management Agreement, “gross income” includes amounts earned on the Trust’s portfolio holdings obtained through the use of leverage. During the twelve months ended November 30, 2025, the Trust did not employ leverage. Had the Trust employed leverage, the management fee paid to MFS may have been higher as MGF’s gross income would have been higher, resulting in an increase in the component of the management fee that is calculated on gross income.

Under the New Management Agreement, MGF would pay an investment advisory fee that will be computed daily and paid monthly at an annual rate of 0.65% of MGF’s average daily total “Managed Assets” up to $150 million, 0.60% of MGF’s average daily total “Managed Assets” between $150 million and $300 million, 0.55% of MGF’s average daily total “Managed Assets” between $300 million and $450 million, and 0.50% of MGF’s average daily total “Managed Assets” in excess of $450 million. As noted earlier “Managed Assets” is defined in the New Management Agreement as the total assets of MGF, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

During the twelve months ended November 30, 2025, the Trust did not employ leverage, therefore the Trust’s average daily total Managed Assets and average daily net assets were the same for the period. If the Trust were to employ leverage, the management fee under the New Management Agreement would be higher as MGF’s average daily total Managed Assets on which the management fee is calculated would be higher.

Investment Advisory Services

The New Management Agreement requires Aberdeen to provide substantially the same services to the Trust as MFS does under the MFS Management Agreement. The Trust’s New Management Agreement, in line with the MFS Management Agreement, generally provides that, subject to the supervision of the Trust’s Board, Aberdeen will provide, or arrange for the provision of, a continuous investment program and overall investment strategy for the Trust, including investment research and management with respect to all securities and investments and cash equivalents. Aberdeen will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Trust and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Trust, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. Aberdeen will provide, or arrange for the provision of, the services under the New Management Agreement in accordance with the stated investment policies and restrictions of the Trust as set forth in the Trust’s registration statement, as supplemented or amended from time to time and subject to the directions of the Trust’s Board.

Both the MFS Management Agreement and New Management Agreement for the Trust provide that (i) the services of the investment adviser are not exclusive to the Trust, and the investment adviser may render services to others and (ii) the investment adviser may from time to time enter into sub-advisory agreements with respect to the Trust with one or more investment advisers with such terms and conditions as the investment adviser may determine, provided that such sub-advisory agreements have been approved in accordance with applicable provisions of the 1940 Act and any rules, regulations or orders of the SEC thereunder.

The New Management Agreement expressly provides that the investment adviser may use the resources of investment adviser subsidiaries of Aberdeen Group plc, parent company of Aberdeen.

Payment of Expenses

The provisions contained in the Trust’s New Management Agreement addressing allocation of expenses are substantially identical to those contained in the MFS Management Agreement. Both the MFS Management Agreement and the New Management Agreement provide that the Trust will pay all of its own expenses in the operations and offering of its shares unless specifically provided otherwise in the management agreement or except to the extent that the adviser agrees in a written instrument executed by the adviser to assume or otherwise pay for specified expenses of the Trust. The New Management Agreement, in line with the MFS Management Agreement, generally provides that Trust expenses shall include, without limitation (1) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to any administrator appointed by the Trust to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Trust; (4) the charges and expenses of repurchasing and redeeming shares and servicing shareholder accounts, including investor relations services; (5) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Trust; (6) the charges and expenses of dividend and capital gain distributions; (7) interest charges; (8) the compensation and expenses of Trustees who are not “interested persons” of the adviser; (9) brokerage commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (10) all taxes and fees payable by the Trust to Federal, State or other governmental agencies; (11) the cost of preparing, printing and mailing stock certificates representing shares of the Trust; (12) all expenses of shareholders’ and Trustees’ meetings; (13) all expenses of preparing, printing, filing and distributing Prospectuses, proxies, reports and notices to shareholders and regulatory authorities or other governmental entities; (14) all expenses related to the issuance, registration, listing and qualification of shares of the Trust; (15) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust’s existence, financial structure and relations with its shareholders and legal counsel to the independent Trustees; (16) insurance and bonding premiums; (17) association membership dues; (18) bookkeeping and the costs of calculating the net asset value of shares of the Trust; (19) payment of portfolio pricing to a pricing agent, if any; and (20) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

Limitation on Liability

The New Management Agreement, in line with the MFS Management Agreement, generally provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the investment adviser or a reckless disregard of its duties under the New Management Agreement, Aberdeen shall not be subject to any liability to the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Trust assets; provided, however, that nothing therein shall relieve Aberdeen from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

Termination

The New Management Agreement, in line with the MFS Management Agreement, generally provides that each may be terminated at any time, without payment of any penalty by vote of a majority of the Trustees, or, with respect to the Trust, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust, or by Aberdeen.

The New Management Agreement provides a minimum notice period in each case of not less than sixty (60) days.

The MFS Management Agreement provides a minimum notice period in each case of not less than thirty (30) days.

Both the New Management Agreement and the MFS Management Agreement provide for automatic termination in the event of an “assignment” (as defined in the 1940 Act).

Amendments

The New Management Agreement, in line with the MFS Management Agreement, generally provides that an amendment may be made with the mutual consent of the parties, provided that the terms of each such amendment shall be in writing and such amendment is approved by “vote of a majority of the outstanding voting securities” of the Trust (if such shareholder approval is required by the 1940 Act).

Board Consideration of the New Management Agreement

In connection with the Transaction, at a meeting on December 9-10, 2026 (the “December Board Meeting”), the Board of Trustees previously approved, subject to shareholder approval, the reorganization (the “MMT Reorganization”) of the Trust and certain other MFS closed-end funds with and into MFS Multimarket Income Trust (“MMT” or the “Acquiring Fund”), pursuant to which your Trust would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of your Trust, in exchange solely for newly issued common shares of the Acquiring Fund, and your Trust would be terminated and dissolved in accordance with its Declaration of Trust and Massachusetts law. A meeting of your Trust’s shareholders was called for March 11, 2026 and adjourned to enable further solicitation to April 2, 2026, April 15, 2026, and May 1, 2026. However, the required favorable vote of shareholders of your Trust was not reached and MFS adjourned the meeting without a formal vote on the proposed reorganization of your Trust. The MMT Reorganization with respect to certain other closed-end funds was approved. The Proposals, including the New Management Agreement, have been approved by the Board and are being recommended for approval by shareholders as an alternative to the Trust’s participation in the MMT Reorganization.

On April 29, 2026 (the “April Board Meeting”, together with the December Board Meeting, the “Board Meetings” and each a “Board Meeting”) the Trustees of the Board of the Trust, including all of the Independent Trustees, met to consider various factors relating to the Transaction, including whether to recommend to shareholders of the Trust the approval of the New Management Agreement. In addition, Independent Trustees met on several occasions together and separately with senior executives and other representatives of MFS and Aberdeen to discuss various aspects of the Transaction. The Trustees were assisted in their evaluation of the New Management Agreement by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from MFS and Aberdeen management. MFS had recommended that the Board approve the New Management Agreement in connection with its consideration of the broader Transaction.

In connection with their deliberations regarding the New Management Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, among other factors, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by Aberdeen under the New Management Agreement, and other proposed arrangements between Aberdeen and the Trust, as appropriate. The Board also considered certain other alternatives to the Proposals and the approval of the New Management Agreement but ultimately concluded approval of the Proposals (including the New Management Agreement) present an attractive alternative to the Trust’s participation in the MMT Reorganizations and serve the best interests of the Trust’s shareholders, under the current circumstances.

At the request of the Independent Trustees, Aberdeen and MFS provided detailed information to the Board relevant to the Board’s consideration of the New Management Agreement, including information about the broader Transaction and any impacts on shareholders, as well as information about Aberdeen and MFS. MFS and Aberdeen responded to questions and supplemental information requests from the Board in advance of and at each Board Meeting. In connection with their Board Meeting, the Trustees received and relied upon materials that included, among other items: (i) general and financial information regarding Aberdeen and its affiliates; (ii) information about the Transaction; (iii) information regarding Aberdeen personnel and services to be provided to the Trust; (iv) information relating to Aberdeen’s investment advisory services and performance generally including performance of comparable accounts managed by Aberdeen and peer groups; (v) Aberdeen’s brokerage practices and allocation of portfolio transactions (vi) information regarding the Trust’s fees and expenses, including the fees and expenses proposed under the New Management Agreement; (vii) Aberdeen’s expected profitability with respect to their management of the Trust and other benefits; (viii) Aberdeen’s governance, oversight and compliance policies and procedures as proposed for the Trust; (ix) information relating to Aberdeen’s cybersecurity, artificial intelligence risk and business continuity; (x) information relating to Aberdeen’s affiliates and management of any potential conflicts of interest; (xi) and proposed services arrangements for the Trust. The Independent Trustees considered that the terms of the New Management Agreement were similar to those of the proposed management agreement between MMT and Aberdeen, and that certain information received in connection with its December Board Meeting remained relevant to the Board’s consideration of the New Management Agreement. In connection with requests submitted in advance of the April Board Meeting, the Independent Trustees requested that Aberdeen and MFS provide updated information in response to requests submitted in advance of the December Board Meeting. In addition to the information received in connection with the

December Board Meeting, the Board also considered information it had previously received regarding Aberdeen and the proposed Transaction at meetings held earlier with MFS management and Aberdeen. In addition, prior to the December Board Meeting, Independent Trustees met with each trustee Nominee.

The Trustees’ conclusion to approve, and to recommend that shareholders approve, the New Management Agreement was based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In reaching the decision to approve, and to recommend that shareholders approve, the New Management Agreement, the Board considered a number of factors, including, among others and in no order of priority:

Nature, extent, and quality of services

The Trustees received and considered various information regarding the nature, extent, and quality of the advisory services to be provided by Aberdeen to the Trust under the New Management Agreement. Aberdeen’s most recent investment adviser registration forms were provided to the Trustees, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf, as described above. The Trustees also had previously met with senior personnel across various departments of Aberdeen. The Trustees considered the information provided with respect to the proposed experienced portfolio management teams and other resources that would be dedicated to the Trust, as well as the investment philosophies and processes that would be followed by those individuals in managing the Trust. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of the Trust, Aberdeen would be focused on minimizing any disruption to the Trust and its shareholders and that it expects any repositioning of the Trust’s investment portfolio to be undertaken by Aberdeen in connection with the Transaction would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees noted that Aberdeen has substantial experience in assimilating unaffiliated closed-end funds into its family of funds.

The Trustees considered that Aberdeen and its affiliates currently manage 15 U.S. closed-end funds and 13 non-U.S. closed-end funds, totaling $28.7 billion in assets as of February 28, 2026. The Trustees additionally considered Aberdeen’s commitment to its asset management business, in particular its larger closed-end fund platform, its knowledge of the closed-end fund marketplace, and dedicated closed-end fund investor services professionals.

The Trustees noted Aberdeen’s and MFS’ representations that, if Aberdeen were approved as the Trust’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Trust and their respective shareholders, including administrative, regulatory and compliance services. The Trustees further considered the valuation policies of Aberdeen and MFS are substantially similar.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that they were satisfied with assurances from Aberdeen and MFS as to the expected nature, extent and quality of the services to be provided to the Trust under the New Management Agreement.

Investment performance

The Trustees considered the investment performance of Aberdeen advised closed-end funds, generally as well as the investment performance of other Aberdeen advised products, as the Trustees deemed relevant. The Trustees specifically considered the performance of those Aberdeen advised products with investment objectives and/or strategies that are comparable with the strategy of the Trust. The Trustees considered performance results for various periods ended September 30, 2025 and evaluated performance in comparison to each relevant Aberdeen advised products’ relevant benchmark index, as applicable, as well as against the performance of the Trust. The Trustees were generally satisfied with Aberdeen’s performance as an investment adviser with respect to those products with strategies and/or objectives comparable to those of the Trust.

Fees, Expenses and Economies of Scale

The Trustees considered that the New Management Agreement will have a different fee structure and different fee rates than the MFS Management Agreement. The Trustees considered that the investment advisory fee rate under the New Management Agreement will be computed with reference to the Trust’s average daily total Managed Assets and that currently, under the MFS Management Agreement, the investment advisory fee rate is computed with reference to the Trust’s average daily total net assets plus a percentage of the Trust’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written). The Trustees therefore considered the fees and expenses of the Trust, as compared to the proposed fees and expenses for the Trust on the basis of both net and Managed Assets.

The Trustees considered that the Trust’s estimated total annual expenses, after application of Aberdeen’s proposed expense limitation, would be lower on a Managed Asset basis and on a net asset basis as compared to the current total annual fund operating expenses of the Trust. The Trustees also took into account that the expense limitation arrangement could not be amended or terminated during the two-year period without the approval of a majority of the Trust’s Independent Trustees. The Trustees also considered that it is expected that the Trust’s total annual expenses will be higher on a Managed Assets and net assets basis excluding the Aberdeen Expense Limitation as compared to the Trust's total annual expenses for a period of at least two years from the date on which Aberdeen begins managing the Trust.

Additionally, the Trustees considered the estimated fees and expenses of the Trust under the New Management Agreement in the context of Broadridge Financial Solutions, Inc. expense peer groups last reviewed by the Trustees in connection with the Trust’s most recent contract renewal. The Trustees also evaluated the fees and expenses of other comparable funds that MFS and Aberdeen had deemed relevant in the context of the broader Transaction and as provided in response to the Trustees’ information request in advance of the December Board Meeting and again in advance of the April Board Meeting.

The Trustees also noted that while the Trust, as a closed-end fund, would not present the opportunity for economies of scale on its own, Aberdeen’s large platform presented opportunities for the Trust to receive the benefits of economies of scale through Aberdeen’s relationships with service providers and other operational efficiencies. The Trustees noted that Aberdeen’s proposed advisory fee for the Trust includes multiple breakpoints in the advisory fee rate for the Trust and considered Aberdeen’s representation that Aberdeen regularly assesses the potential of the closed-end funds it manages to raise additional assets through new offerings (for example, at the market offerings and rights offerings) taking into account a fund’s discount or premium and prevailing market conditions. The Trustees also noted Aberdeen’s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for the Trust, but noted that there can be no assurances that economies of scale will be achieved by Aberdeen. Under the circumstances, the Board concluded that the proposed advisory fee for the Trust is not excessive and that the advisory fee structure is appropriate.

Profitability

The Trustees also considered information prepared by Aberdeen relating to Aberdeen’s estimated costs and profits with respect to the Trust as well as Aberdeen’s methodologies used to determine and allocate its internal costs to the Trust (for purposes of such estimates). The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty what Aberdeen’s profitability with respect to the Trust would be or how Aberdeen’s overall profitability actually would be affected by becoming the investment adviser to the Trust. They concluded, however, that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with the Trust would not be excessive.

Other Benefits to Aberdeen

The Trustees considered so-called “fall-out benefits” to Aberdeen such as reputational value derived from serving as investment manager to the Trust; the benefits from allocation of Trust brokerage to improve trading efficiencies; and the fees that it and/or various affiliates would receive for providing administration and investor relations services and to the Trust, subject to approval by the Trust’s board of trustees. The Trustees considered that Aberdeen does not currently engage in commission sharing arrangements or “soft dollars” and would not do so with respect to their management of the Trust.

The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Trust, those benefits are not so significant as to render Aberdeen’s fees excessive.

The Trustees also considered that MFS has a financial interest under the Purchase Agreement in having the Board and shareholders approve the New Management Agreement.

Conclusion

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded to approve the New Management Agreement and recommend to shareholders the approval of the New Management Agreement.

THE TRUST’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

ITEM 2 — ELECTION OF TRUSTEES

PROPOSAL

To elect five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit – to the Board of Trustees of the Trust. If elected by the Trust’s shareholders, the new Trustees would take office only if shareholders of the Trust approve Proposal 1 (New Management Agreement Proposal), and subject to certain other conditions as described below.

General

The Trust’s Board is responsible for the overall management of the Trust, including general supervision and review of the Trust’s investment activities. The Board, in turn, selects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Among other things, the Board generally oversees the portfolio management of the Trust and reviews and approves the Trust’s investment advisory agreement and other principal contracts.

At its April 29, 2026 meeting, the current Board, in reviewing the Transaction and the New Management Agreement, noted that the Trust would likely undergo changes in its day-to-day operations, investment management, and administration, insofar as these functions will be performed by different organizations and personnel, were the Transaction to be completed. In this context, the current Board was informed that a new slate of experienced and qualified Trustees would be proposed for their consideration to serve the Trust. The current Board noted these factors as consistent with good governance and that the transition to the New Board was not likely to adversely affect the Trust. They also received and requested information about the Nominees.

The Board also specifically reviewed information about the Nominees and representatives met with the Nominees. They considered their experience and their familiarity with the Aberdeen fund complex, their willingness to serve and the proposed structure of the Board. The current Trustees, including all of the current Independent Trustees, who were present at a meeting held on April 29, 2026, considered and approved the Nominees and recommended that shareholders of the Trust elect the Nominees.

Shareholders are being asked to elect the Nominees to serve as Trustees of the Trust. The Nominees are Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. Mr. Pittard would be considered to be an “interested person” of the Trust after the Transaction as defined in the 1940 Act as a result of his role with an affiliate of Aberdeen.

With respect to this New Board Proposal, the New Board would take office for the Trust only if the New Management Agreement Proposal is approved by shareholders of the Trust. If either Proposal is not approved by the shareholders, the Proposed Board and Management Changes will not be completed for the Trust, in which case the current Trustees will continue to serve. In such case MFS may recommend alternative proposals to the Trust’s Board, including, but not limited to, a re-solicitation of votes for the Proposals.

Under the provisions of the Trust’s Declaration of Trust, the Trust’s board of trustees is divided into three classes, each having a term of three years. If elected, the Nominees will each serve as Trustees for a term that will commence on the Closing Date and expire at the Trust’s annual meeting of shareholders (or special meeting in lieu thereof) in 2026, 2027 or 2028, as indicated below, in each case to hold office until his or her successor is elected and qualified.

The following table summarizes the Nominees who will stand for election at the Special Meeting, the respective classes of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee Classification and Term
Trustee Nominee	Expiration of Term if Elected[1]
Gordon Baird	2026
C. William Maher	2027
Christian Pittard[2]	2027
Todd Reit	2028
Nancy Yao	2028

1 For each Nominee, the term will expire upon the election and qualification of their successor at the annual meeting of shareholders held during the fiscal year ended October 31 of the year indicated.

2 Would be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trust, as a result of holding a position with an affiliate of Aberdeen.

Required Vote.  Provided that a quorum is present at the Special Meeting, the election of Nancy Yao, C. William Maher, Christian Pittard, Gordon Baird, and Todd Reit will require the affirmative vote of a plurality of all common shareholder votes entitled to be cast. A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Trustee that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld (including broker non-votes) will not impact the election of a Trustee.

For information on the Nominees, please see the “Information on the Nominees” section below in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NEW TRUSTEE NOMINEES

Information on the Nominees and the Current Trustees

The Nominees are Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. Each Nominee has agreed to serve as a Trustee of the Trust if elected. The Board recommends that you vote in favor of their election. It is intended that, absent contrary instructions, proxies will be voted in favor of electing Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the Trust’s current Trustees.

In accordance with the Board’s policies and responsibilities, the Trustees, based on the recommendation of the Independent Trustees, nominated each Board nominee at the April 29, 2026 Board meeting. The following provides an overview of the Board’s process for identifying individuals for the pool from which trustee candidates are ultimately selected and the considerations that led the Board to conclude that each Nominee should serve as a Trustee of the Trust. As part of this process, the Board works with the Nomination and Compensation Committee, which recommends qualified trustee candidates to the Board in the event that a position is vacated or created. Because the Trustees believe that a well-balanced and qualified board is an important component of a strong governance structure, the Board is committed to actively seeking individuals with diverse backgrounds, experience and perspectives, including women and underrepresented minority candidates, for the pool from which trustee candidates are selected. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills, experience, and perspectives on the Board; and (v) the individual’s experience, if any, serving on the boards of funds for which Aberdeen or its affiliates provide advisory services and, accordingly, the individual’s familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen and its affiliates.

Nominees’ Biographical Information

Information about the Nominees as of March 31, 2026, is listed below, including their principal occupations during the past five years (their titles may have varied during that period). The address of each Nominee is c/o Aberdeen, 1900 Market Street, Suite 200 Philadelphia, PA 19103.

Name, Year of Birth	Position(s) to be Held With Trust	Principal Occupations During The Past Five Years	Number of Portfolios in the Pre-Transaction Aberdeen Fund Complex(1) Overseen	Other Directorships During the Past Five Years

INTERESTED TRUSTEE NOMINEE

Christian Pittard(2) Year of Birth: 1973	Trustee

Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also a Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously he was Head of the Americas and the North American Funds business for Aberdeen based in the US.

			12 registrants consisting of 12 portfolios	N/A

Name, Year of Birth	Position(s) to be Held With Trust	Principal Occupations During The Past Five Years	Number of Portfolios in the Pre-Transaction Aberdeen Fund Complex(1) Overseen	Other Directorships During the Past Five Years

INDEPENDENT TRUSTEE NOMINEES

Todd Reit Year of Birth: 1968	Trustee and Chair of the Board

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

			10 registrants consisting of 10 portfolios	N/A

Nancy Yao Year of Birth: 1972	Trustee

Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA and Yale-China Association. Ms. Yao is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

			8 registrants consisting of 8 portfolios	N/A

C. William Maher Year of Birth: 1961	Trustee	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products	6 registrants consisting of 6 portfolios	N/A

Group from October 2014 to April 2016. Previously, he held senior financial leadership positions as CFO for SBTPG, CFO and Managing Director at LPL Financial, CFO and Managing Director at Nicholas Applegate Capital Management and CFO at Mitchell Hutchins Asset Management.

Name, Year of Birth	Position(s) to be Held With Trust	Principal Occupations During The Past Five Years	Number of Portfolios in the Pre-Transaction Aberdeen Fund Complex(1) Overseen	Other Directorships During the Past Five Years

Gordon Baird Year of Birth: 1968	Trustee

Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also a Partner for Orbit Financial Holding LP from July 2017 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.

			1 Registrant consisting of 1 Portfolio	N/A

______________________________

 (1) As of the date of this Proxy Statement, the “Aberdeen Fund Complex” has a total of 17 Registrants with each Nominee serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end Funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios. The Registrants in the Fund Complex are abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., Aberdeen India Fund, Inc. (formerly, The India Fund, Inc.), abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 16 portfolios) and abrdn ETFs (which consists of 2 portfolios).

 (2) Would be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trust, as a result of holding a position with an affiliate of Aberdeen.

Nominees’ Experience, Qualification, and Skills

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. The following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Trustee Nominee:

Christian Pittard

Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK business. He is also a Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.

Independent Trustee Nominees:

Todd Reit

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

Nancy Yao

Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teaches financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit entities, such as Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

C. William Maher

Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.

Gordon Baird

Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.

Current Trustees’ Experience, Qualification, and Skills

The biographies and relevant qualifications of the current Trustees are attached as Appendix B to this Proxy Statement.

Share Ownership

Information relating to the dollar range of equity securities owned by the Nominees and current Trustees as of March 31, 2026 is attached as Appendix C to this Proxy Statement. As of March 31, 2026, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of the Trust. To the knowledge of the Trust’s management, as of March 31, 2026, the Nominees and the officers expected to be elected or appointed by the New Board owned as a group less than 1% of the outstanding shares of the Trust.

Trustee Compensation

None of the Nominees have served as a Trustee of the Trust. Therefore, none of the Nominees have received any compensation from the Trust. Each Nominee who takes office with the New Board, with the exception of Mr. Pittard, will be paid by the Trust for his or her services as an Independent Trustee. If the Nominees are elected and take office, the New Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Nominees may take into account their services provided to other funds in the Aberdeen Fund Complex, if any. The Trust will not pay any compensation to an Interested Trustee.

Information regarding cash compensation paid to the current Trustees for the calendar year ended December 31, 2025, is attached as Appendix D to this Proxy Statement.

Board Structure, Leadership and Oversight

The current Board of Trustees which oversees the Trust provides broad supervision over the affairs of the Trust. A description of the current Board leadership structure and the Board’s Committees appears in Appendix E.

If elected, the New Board would be composed of five Trustees. Four of the five Trustees would be independent. The Nominees believe that the proposed size of the New Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The New Board is comprised of Trustees with a variety of professional backgrounds. The New Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the New Board. In addition to four regularly scheduled meetings per year, the New Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. The New Board expects to establish in connection with the Trust, several standing committees to assist the New Board in performing its oversight responsibilities (as further described below), and each such committee would have a chairperson. The New Board may also designate working groups or ad hoc committees as it deems appropriate.

Board Chair. The New Board expects to appoint Mr. Reit, an Independent Trustee, to serve in the role of Chair. The Chair’s primary role would be to participate in the preparation of the agenda for meetings of the New Board and the identification of information to be presented to the New Board with respect to matters to be acted upon by the New Board. The Chair would also preside at all meetings of the New Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chair would also be expected to perform such other functions as may be requested by the New Board from time to time.

The New Board also believes that having a super-majority of Independent Trustees would be appropriate and would be in the best interest of the Trust’s shareholders. Nevertheless, the New Board also believes that having an interested person serve on the New Board would likely bring corporate and financial viewpoints that generally are, in the New Board’s view, crucial elements in its decision-making process. It is anticipated that the leadership structure of the New Board may be changed at any time and in the discretion of the New Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees. If the New Board is approved, it is anticipated that the New Board will establish the following standing committees:

Audit Committee. The Audit Committee is expected to be composed entirely of Independent Trustees who also meet the standards of independence for audit committee members set forth in the listing standards of the NYSE; its members are expected to be Ms. Yao, Mr. Baird, Mr. Maher (Chair), and Mr. Reit. Mr. Maher is expected to be determined by the New Board to be an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee will make recommendations to the New Board concerning the selection of the Trust’s independent registered public accounting firm based on discussion and review of any necessary disclosures pertaining to the accounting firm’s independence, review with such independent registered public accounting firm the scope and results of the Trust’s annual audit and consider any comments that the independent registered public accounting firm may have regarding the Trust’s financial statements, accounting records or internal controls.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is expected to be composed entirely of Independent Trustees; its members are expected to be Ms. Yao, Mr. Baird, Mr. Maher, and Mr. Reit (Chair), all of whom meet the independence requirements set forth in the listing standards of the NYSE. The Nominating and Corporate Governance Committee will recommend nominations for membership on the New Board and reviews and evaluates the effectiveness of the New Board in its role in governing the Trust and overseeing the management of the Trust. It evaluates candidates’ qualifications for New Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Investment Adviser, and other principal service providers. The Nominating and Corporate Governance Committee will generally meet at least twice annually and make its recommendations regarding nominees for trustee to the New Board. The Nominating and Corporate Governance Committee periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee will also review and may make recommendations to the New Board relating to the effectiveness of the New Board in carrying out its responsibilities in governing the Trust and overseeing the management of the Trust.

The Nominating and Corporate Governance Committee of the New Board may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall Board composition along a number of dimensions; and (viii) commitment to the representation of the interests of the Trust and its shareholders. The Nominating and Corporate Governance Committee of the New Board also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates, as appropriate. The Nominating and

Corporate Governance Committee of the New Board will consider potential trustee candidates, if any, recommended by Trust’s shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its trustees; (ii) are not “interested persons” of the Trust, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Trust’s shares are listed.

When considering a candidate the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Trust. The Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the New Board as a whole.

The Board elects and appoints officers of the Trust to oversee the Trust’s daily affairs. It is expected that if the Transaction is completed, a new slate of officers will be elected and appointed by the New Board. Information about the current officers of the Trust and the officers expected to be elected or appointed by the New Board is attached as Appendix F to this Proxy Statement.

Information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons, appears under “Trust Information” below.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE TO ELECT EACH OF THE NOMINEES AS A TRUSTEE OF THE TRUST.

TRUST INFORMATION

This section provides certain information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of the Trust.

Investment Adviser and Administrator

The Trust currently engages as its investment adviser and administrator, MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm of the Trust is Deloitte & Touche LLP and fiscal year end for the Trust is November 30th.

If the Transaction is consummated, it is anticipated that the New Board will appoint a new independent auditor to replace Deloitte & Touche LLP as auditor of the Trust.

The Independent Registered Public Accounting Firm has no direct or indirect material interest in the Trust.

Representatives of the Independent Registered Public Accounting Firm are not expected to be present at the Special Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

The Trust’s Audit Committee submitted the following statement to be included in this Proxy Statement:

The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the independent public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee received the written disclosures and the letter from the independent public accounting firm required by the PCAOB regarding the independent public accounting firm’s communications with the Audit Committee regarding independence, and discussed with the independent public accounting firm its independence.

Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust’s annual report to shareholders for the Trust’s 2025 fiscal year for filing with the SEC.

The members of the Trust’s current Audit Committee are: Steven E. Buller, John A. Caroselli, Peter D. Jones, Clarence Otis, Jr., and Paula E. Smith.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to the Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to the Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of the Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Appendix G attached hereto includes tables that set forth for the Trust’s two most recent fiscal years, the fees billed by the Trust’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting under the following captions:

(i) Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii) Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

(iii) Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv) All Other Fees — fees for products and services provided to the Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

Appendix G attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for the Trust’s two most recent fiscal years for non-audit services rendered to the Trust and the Trust’s Service Affiliates.

The Audit Committee has considered whether the provision by the Trust’s Independent Registered Public Accounting Firm of non-audit services to the Trust’s Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of the Trust was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust’s principal auditor.

Interests of Certain Persons

Appendix H attached hereto sets forth, as of April 30, 2026, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of the Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require certain reporting persons to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file in relation to the Trust. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, the Trust believes all Section 16(a) transactions were reported on a timely basis, except a late filing of Form 3 was made on behalf of Kasey Phillips (Treasurer) in connection with her appointment as Treasurer of the Trust due to an administrative oversight by the Trust’s administrator. Ms. Phillips did not own shares of the Trust, and the late filing noted did not involve a failure to report trading in the Trust’s shares.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

The Board of Trustees of the Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Secretary of the Trust. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Secretary is responsible for reviewing all properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Chair of the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The Secretary may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. The Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. The Trustees did not attend the 2025 Annual Meeting of Shareholders.

The Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Special Meeting, and if not limited to the contrary, will be voted “FOR” the election of Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter, but will not be treated as votes cast. Thirty percent (30%) of the outstanding shares of the Trust entitled to be cast at the Special Meeting that are present in person or represented by proxy constitutes a quorum. For the New Management Agreement Proposal (Proposal 1), broker non-votes, abstentions and withholding authority to vote will have the effect of a vote against each such proposal.

Each shareholder of the Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on May 1, 2026, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Aberdeen will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

The Trust knows of no other matters to be brought before the Special Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Special Meeting, it is the Trust’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Vote Required

Shareholders of the Trust are being asked to approve the New Management Agreement Proposal. Approval of the New Management Agreement Proposal by the Trust will require the affirmative vote of a “majority of the outstanding voting securities” of the Trust as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Trust present at the Special Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Trust.

Shareholders of the Trust are also being asked to approve the New Board Proposal. Provided that a quorum is present at the Special Meeting, the election of Nancy Yao, C. William Maher, Christian Pittard, Gordon Baird, and Todd Reit as Trustees of the Trust will require the affirmative vote of a plurality of all shareholder votes entitled to be cast.

If either Proposal is not approved by shareholders, or certain other Transaction closing conditions are not satisfied or otherwise waived the Proposed Board and Management Changes will not occur, in which case MFS will continue to serve as the Trust’s investment adviser, and the current Trustees will continue to serve as the Trust’s Board. As noted above, in such case MFS may recommend alternative proposals to the Trust’s Board, including, but not limited to, a re-solicitation of votes for the Proposals.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Special Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the Trust, or attend the Special Meeting and vote, in all cases before the proxy is exercised at the Special Meeting. Merely attending the Special Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Submission of Proposals

Proposals of shareholders which are intended to be included in the Trust’s Proxy Statement and presented at the 2026 Annual Meeting of Shareholders must have been received by the Secretary of the Trust, at the Trust’s principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199, on or prior to April 24, 2026. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2026 Annual Meeting of Shareholders without including the proposal in the Trust’s Proxy Statement must ensure that the proposal is received by the Secretary of the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust’s By-Laws and Declaration of Trust between May 24, 2026 and July 8, 2026, at the Trust’s principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199. The persons named as proxies for the 2026 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Other Business

The Trustees know of no matters other than those described in this proxy statement to be brought before the Special Meeting.

Additional Information

The Special Meeting of shareholders of the Trust is called to be held at the same time as the special meetings of shareholders of certain of other trusts managed by MFS. It is anticipated that all such special meetings, including the Special Meeting, will be held at the same time and location.

If any shareholder at the Special Meeting objects to the holding of a simultaneous special meeting and moves for an adjournment of the Special Meeting to a time promptly after the simultaneous special meetings, the persons named as proxies will vote in favor of such adjournment.

In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes on the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting or postponements from time to time, with no other notice than an announcement at the Special Meeting, in order to permit further solicitation of proxies for the proposal. Any adjournment will require the affirmative vote of at least 30% of the votes properly cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such adjournment and will vote against any such adjournment all other proxies. Aberdeen pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient votes in accordance with the Trustees’ recommendations have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As part of our effort to maintain a safe and healthy environment at the Special Meeting, the Trust and the Trustees monitor statements issued by the Centers for Disease Control and Prevention (www.cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening the Trust’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening the Trust’s meeting, the Trust will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.

Annual reports will be sent to shareholders of record of the Trust following the Trust’s fiscal year end. A copy of the Trust’s most recent annual report and semi-annual report may be obtained without charge at closedendfunds.mfs.com or by contacting Computershare, the Trust’s transfer and shareholder servicing agent, 150 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by email at mfs@computershare.com.

Unless the Trust receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. If you need a proxy card or additional copies of this Proxy Statement and you are the holder of record of your shares, please contact EQ Fund Solutions at (800) 848-3402, or at https://vote.proxyonline.com/MFS/docs/proxy.pdf. If your shares are held in broker street name, please contact your financial intermediary to obtain a voting instruction form or additional copies of this Proxy Statement. A copy of this Proxy Statement is also available at www.mfs.com.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

May 12, 2026	MFS® GOVERNMENT MARKETS INOME TRUST

Appendix A: Form of New Management Agreement

FORM OF INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made and entered into as of [DATE] by and between [ABERDEEN GOVERNMENT MARKETS INCOME] FUND, a Massachusetts Business Trust (the “Fund”), and ABRDN INC., a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Adviser” and, collectively with its affiliates, “Aberdeen”).

W I T N E S S E T H:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to furnish certain investment advisory services, as described herein;

WHEREAS, the Adviser is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Fund and Adviser desire to enter into this Agreement so that the Adviser may provide investment advisory services to the Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. Appointment as Adviser. The Fund hereby appoints the Adviser to act as the investment adviser to the Fund subject to the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

2. Duties of Adviser.

(a) Investment Advisory Services.

(i) Subject to the supervision of the Fund’s Board of Trustees (the “Trustees”) , the Adviser will provide, or arrange for the provision of, a continuous investment program and overall investment strategy for the Fund, including investment research and management with respect to all securities and investments and cash equivalents. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment policies and restrictions of the Fund as set forth in the Fund’s registration statement, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Trustees. The Adviser shall exercise discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to the Fund’s investment securities.

(ii) In rendering investment advisory services, the Adviser may use the resources of investment adviser subsidiaries of Aberdeen Group plc, parent company of the Adviser. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen as associated persons of the Adviser. No remuneration is paid by the Fund with respect to the MOU. The Adviser will continue to have responsibility for all advisory services furnished under this Agreement.

(iii) The Adviser may from time to time enter into sub-advisory agreements with respect to the Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-advisory agreements have been approved in accordance with applicable provisions of the 1940 Act and any rules, regulations or orders of the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

(iv) Subject to the supervision and direction of the Trustees, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of the Fund’s assets and (ii) have full investment discretion to make all determinations with respect to the investment of Fund assets.

(v) The Adviser shall furnish the Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Trustees may reasonably request.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Fund’s Agreement and Declaration of Trust, as from time to time amended and/or restated, and By-Laws, as from time to time amended and/or restated (collectively, the “Governing Documents”), and the Prospectus and with the instructions and directions received from the Trustees and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations. The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Fund’s Code of Ethics, as the same may be amended from time to time.

The Adviser acknowledges and agrees that subject to the supervision and directions of the Trustees, it shall be responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that the Adviser shall not have liability in connection with information furnished by an independent Trustee, independent Trustees’ counsel or any other unaffiliated third party to the Fund or to the Adviser that the Adviser reasonably believes to be accurate and reliable.

(c) Consistent Standards. It is recognized that the Adviser will perform various investment advisory services for entities other than the Fund; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

(d) Brokerage. The Adviser is authorized, subject to the supervision of the Trustees, (1) to establish and maintain accounts on behalf of the Fund with, and to place orders for the purchase and sale of assets, with or through, such persons, brokers or dealers (“brokers”) as the Adviser may select, and (2) to negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent the Adviser may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain the most favorable price and execution available, the Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and the nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting the Fund’s investment transaction in excess of the amount of commission that another broker would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under the Agreement.

It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) Securities Transactions. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Adviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules and regulations promulgated thereunder or any exemption therefrom.

(f) Books and Records. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund (the “Fund’s Books and Records”), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund’s Books and Records are property of the Fund. In addition, the Fund’s Books and Records shall be available to the Fund at any time upon request and shall be available for electronic transmission without delay to the Fund during any day that the Fund is open for business.

(g) Voting of Proxies. The Fund grants the Adviser the discretionary authority to exercise voting rights with respect to the securities and other investments in the Fund and authorizes the Adviser to delegate further such discretionary authority to a designee. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund or take any action with respect thereto.

The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser will adopt procedures and establish a process for the timely distribution of the Adviser’s voting record with respect to the Fund’s securities and other information within the possession or control of the Adviser necessary for the Fund to complete information required by any required filings under applicable laws and regulations, including but not limited to Form N-2 under the 1940 Act and the Securities Act of 1933, as amended , Form N-PX under the 1940 Act, Form N-PORT under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

3. Expenses.

(a) During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be fitted to assist it in the execution of its duties under this Agreement. The Adviser shall arrange, if desired by the Fund for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Fund if duly elected and appointed to such positions and subject to their individual consent and to any limitations imposed by applicable law, including, but not limited to, the 1940 Act.

(b) It is understood that the Fund will pay all of its own expenses in the operations and offering of its shares unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser to assume or otherwise pay for specified expenses of the Fund, including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to any administrator appointed by the Fund to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Fund; (4) the charges and expenses of repurchasing and redeeming shares and servicing shareholder accounts, including investor relations services; (5) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Fund; (6) the charges and expenses of dividend and capital gain distributions; (7) interest charges; (8) the compensation and expenses of Trustees who are not “interested persons” of the Adviser; (9) brokerage commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (10) all taxes and fees payable by the Fund to Federal, State or other governmental agencies; (11) the cost of preparing, printing and mailing stock certificates representing shares of the Fund; (12) all expenses of shareholders’ and Trustees’ meetings; (13) all expenses of preparing, printing, filing and distributing Prospectuses, proxies, reports and notices to shareholders and regulatory authorities or other governmental entities; (14) all expenses related to the issuance, registration, listing and qualification of shares of the Fund; (15) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund’s existence, financial structure and relations with its shareholders, and legal counsel to the independent Trustees; (16) insurance and bonding premiums; (17) association membership dues; (18) bookkeeping and the costs of calculating the net asset value of shares of the Fund; (19) payment of portfolio pricing to a pricing agent, if any; and (20) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(c) The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not obligated by this agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Fund on any subsequent occasion.

4. Compensation. In consideration of the Adviser performing its obligations hereunder, the Fund will pay to the Adviser a monthly fee computed at the annual rate of 0.65% of the Fund’s average daily total “Managed Assets” up to $150 million, 0.60% of the Fund’s average daily total “Managed Assets” between $150 million and $300 million, 0.55% of the Fund’s average daily total “Managed Assets” between $300 million and $450 million, and 0.50% of the Fund’s average daily total “Managed Assets” in excess of $450 million. The Fund’s Managed Assets shall mean total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). If this Agreement is terminated prior to the end of any calendar month, the advisory fee for the Fund shall be prorated and shall be payable within 10 calendar days after the date of termination.

5. Representations and Warranties of Adviser. The Adviser represents and warrants to the Fund as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser; and

(d) The Form ADV of the Adviser provided to the Fund is a true and complete copy of the form as of the date hereof, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and, as of the date hereof, the information contained in such Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

6. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees or the Fund’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and any rules, regulations or orders of the SEC thereunder, will not take a long or short position in the shares of the Fund except as permitted by applicable law, and will comply with all other provisions of the Governing Documents and Prospectus relevant to the Adviser and its directors and officers.

7. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser pursuant to Article 5 shall survive for the duration of this Agreement and the Adviser shall promptly notify the Fund in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

8. Liability and Indemnification.

(a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to the Fund, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification. The Adviser shall indemnify the Fund and its officers and Trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9. Duration, Termination, Assignment and Amendment.

(a) Duration. This Agreement shall be executed and become effective as of the date written above, only if approved by the vote of a majority of the outstanding voting securities of the Fund as that term is defined in the 1940 Act. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Trustees, or, with respect to the Fund, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case, upon not less than sixty (60) days’ written notice to the other party.

(c) Assignment. This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

(d) Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be in writing and are approved by “vote of a majority of the outstanding voting securities” of the Fund (if such shareholder approval is required by the 1940 Act).

10. Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

11. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the District of Massachusetts, or if such action may not be brought in that court, then such action shall be brought in the Massachusetts Superior Court (the “Chosen Courts”). Each party consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in each Chosen Court and (c) waives any objection that either Chosen Court is an inconvenient forum.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

13. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “assignment,” and “vote of a majority of outstanding voting securities” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

16. Scope of Fund’s Obligations. A copy of the Fund’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that this Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations arising out of this Agreement are not binding upon any of the

Fund’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Fund.

17. No Third-Party Beneficiaries. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers after market close on the ___ day of _______ 2026.

[ABERDEEN GOVERNMENT MARKETS INCOME FUND]

By
Name
Title

ABRDN INC.

By
Name
Title

Appendix B: Biographical Information of the Current Board of the Trust

Current Trustees’ Biographical Information

The Trustees of the Trust as of March 31, 2026, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise noted, each current Trustee listed above served as a member of the Board of 143 funds within the MFS Family of Funds (the “MFS Funds”) as of March 31, 2026. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Effective as of the election and qualification of the nominees at the 2025 Annual Meeting of Shareholders, the Board has fixed the number of Trustees of the Trust at eleven (11). Under the provisions of the Trust’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(2)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(3)
INTERESTED TRUSTEE

Michael W. Roberge(4) (age 59)	Trustee	January 2021	2026	Massachusetts Financial Services Company, Chair (since January 2021); Chief Executive Officer (until 2024); Director; Chairman of the Board (since January 2022)	N/A

INDEPENDENT TRUSTEES

John P. Kavanaugh (age 71)	Trustee and Chair of Trustees	January 2009	2026	Private investor	N/A

Steven E. Buller (age 74)	Trustee	February 2014	2026	Private investor	N/A

John A. Caroselli (age 71)	Trustee	March 2017	2027	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 70)	Trustee	January 2009	2028	Private investor	N/A

Peter D. Jones (age 70)	Trustee	January 2019	2026	Private investor	N/A

B - 1

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(2)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(3)

James W. Kilman, Jr. (age 64)	Trustee	January 2019	2027

Burford Capital Limited (finance and investment management), Senior Advisor (since 2021), Chief Financial Officer (2019 – 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)

					N/A

Clarence Otis, Jr. (age 69)	Trustee	March 2017	2027	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 70)	Trustee	May 2014	2028	Private investor	N/A

Paula E. Smith (age 62)	Trustee	January 2025	2028	Private investor; PricewaterhouseCoopers LLP (accounting), Partner (until June 2023)	N/A

Darrell A. Williams (age 66)	Trustee	January 2025	2026

DuSable Group, LLC (financial advisory and consulting services), Founder & Managing Member (since June 2023), Loop Capital LLC (investment banking, brokerage and advisory services), Managing Partner (2018 – 2020) and Managing Director (2020 – March 2023)

					N/A

____________________________________________

(1) Date first appointed to serve as Trustee of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) An Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

(3) Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

(4) “Interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trust, as a result of holding a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Current Trustees’ Experience, Qualification, and Skills

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were in the past a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of each Trustee’s professional experience and additional considerations that have in the past contributed to the Board’s conclusion that an individual should serve on the Board:

Current Interested Trustee:

Michael W. Roberge

Mr. Roberge is Chairman of MFS (the MFS Funds’ investment adviser) and Chairman of the MFS Board of Directors. As Chief Executive Officer of MFS from 2017 through 2024, Mr. Roberge set the strategic priorities for MFS, leading a team responsible for the investment, distribution, finance, human resources, legal and technology functions at the firm. He has substantial executive and investment management experience, having worked for MFS for over 28 years.

Current Independent Trustees:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (“PCAOB”). He has also served on the board of BlackRock Finco UK, a privately-held company.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry. Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc. Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds). Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia. Mr. Jones is a member of the Governing Council of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund director community. Mr. Jones is also a member of the Investment Committee and a former trustee of the Florida State University Foundation.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry. Mr. Kilman is currently a Senior Advisor to Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office that makes and manages investments and oversees philanthropic activities. Previously, Mr. Kilman served as the Chief Financial Officer of Burford Capital Limited. Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co. Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division’s Mortgage Department at Goldman Sachs & Co. Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies. He is a former director of the Federal Reserve Bank of Atlanta.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry. She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Paula E. Smith

Ms. Smith has substantial senior executive, operational and auditing and accounting experience in the financial services industry. Ms. Smith was an auditor at PricewaterhouseCoopers LLP (“PwC”) for over 35 years where she was the lead engagement partner for a number of global financial services firms and served in various asset management industry, operational and human capital related leadership roles, including serving as UK Asset Management Leader. Prior to joining PwC, Ms. Smith worked in the mutual fund accounting department at State Street. She is a former board member of Nicsa, an asset management trade association.

Darrell A. Williams

Mr. Williams has substantial executive and board experience in the financial services industry. Mr. Williams is founder and Managing Member of DuSable Group, LLC, where he provides financial advisory and consulting services to clients. Prior to that, he served in various roles, including as Managing Director, at Loop Capital LLC, a full-service investment bank, brokerage and advisory firm that provides investment services to institutional clients. Mr. Williams is a former board member of Amalgamated Bank of Chicago and Intrado Inc., where he chaired the company’s audit committee.

Appendix C: Trustee Share Ownership Information

Table 1: Nominee Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee of (a) the Trust and (b) on an aggregate basis, in the Aberdeen Funds overseen by the Nominees, as of March 31, 2026.

Name	MFS Government Markets Income Trust	Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen By Nominees in the Aberdeen Family of Investment Companies[1]
INTERESTED TRUSTEE
Christian Pittard	None	None

INDEPENDENT TRUSTEES
Todd Reit	None	Over $100,000
Nancy Yao	None	Over $100,000
C. William Maher	None	Over $100,000
Gordon Baird	None	$10,001 – $50,000

(1) “Aberdeen Family of Investment Companies” means those registered investment companies that are advised by Aberdeen and that hold themselves out to investors as related companies for purposes of investment and investor services.

Table 2: Current Trustee Share Ownership

The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each Trustee (a) of the Trust and (b) on an aggregate basis, in the MFS Funds overseen by the Trustees, as of March 31, 2026.

Name	MFS Government Markets Income Trust	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen By Current Trustees
INTERESTED TRUSTEE
Michael W. Roberge	None	Over $100,000

INDEPENDENT TRUSTEES
Stephen E. Buller	$50,001 – $100,000	Over $100,000
John A. Caroselli	None	Over $100,000
Maureen R. Goldfarb	None	Over $100,000
Peter D. Jones	None	Over $100,000
John P. Kavanaugh	$1 – $10,000	Over $100,000
James W. Kilman, Jr.	None	Over $100,000
Clarence Otis, Jr.	None	Over $100,000
Maryanne L. Roepke	None	Over $100,000
Paula E. Smith	None	Over $100,000
Darrell A. Williams	None	Over $100,000

C - 1

Appendix D: Current Trustee Compensation

The table below shows the cash compensation paid to the Trustees by the Trust during the fiscal year ended on November 31, 2025. In addition, the last row of the table below includes information regarding the aggregate compensation paid by all of the investment companies that comprise the MFS-sponsored Funds to the Independent Trustees for the calendar year ended December 31, 2025. Interested Trustee(s) receives no compensation from any Trust for their services as Trustee(s).

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by the Trust	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Paula E. Smith	Laurie J. Thomsen[1]	Darrell A. Williams

MFS Government Markets Income Trust	Not Applicable	$1,308	$1,306	$384	$1,303	$405	$383	$1,303	$384	$310	$382	$1,010
Retirement Benefits Accrued as Part of Trust Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Trust and Fund Complex[2]	Not Applicable	$510,000	$502,500	$494,100	$491,500	$591,600	$494,100	$491,500	$494,100	$483,100	$483,100	$491,500

1  Ms. Thomsen retired as Trustee of the Trust on December 31, 2025.

2 For the calendar year 2025 for 140 funds that paid Trustee compensation. Includes Trustee compensation paid by MFS on behalf of certain MFS exchange-traded funds pursuant to an all-inclusive management fee.

D - 1

Appendix E: Current Board Structure, Leadership and Oversight

The current Board of Trustees, which oversees the Trust, provides broad supervision over the affairs of the Trust. Those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the investment adviser are referred to as “Independent Trustees” throughout this Proxy Statement. The Board currently consists of eleven (11) Trustees, ten (10) of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board.

The Trustees generally hold at least six regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of the Trust is reviewed by the Trustees at each meeting and more in-depth reviews are conducted by the Trustees throughout the year. During the fiscal year ended November 30, 2025, the Trust held six Board meetings. Each current Trustee attended at least 75% of the Board and applicable committee meetings noted for Trust.

Taking into account the number, the diversity, and the complexity of the MFS Funds (as defined below) overseen by the current Board and the aggregate amount of assets under management in the Trust, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the current Board. Each of the seven standing Committees of the current Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. In connection with each of the current Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the Trust’s Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the Trust with the federal securities laws and the Trust’s compliance policies and procedures. The current Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

The Trust has retained MFS as its investment adviser and administrator. MFS provides the Trust with investment advisory services, and is responsible for day-to-day administration of the Trust and management of the risks that arise from the Trust’s investments and operations. Certain employees of MFS serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer. The current Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cybersecurity). In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trust’s activities, including reports on the Trust’s investment portfolio, the compliance of the Trust with applicable laws, and the Trust’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of the Trust to receive reports regarding the management of the Trust, including its investment risks. The Board and the relevant Committees meet periodically with MFS’ Global Head of Enterprise Risk to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the Trust or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above. In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of the Trust’s auditor and custodian. As the Trust’s operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cybersecurity and other operational failures, is inherently limited.

Information regarding the composition and function of the Committees of the current Board, as well as the number of times each Committee met during the Trust’s most recent fiscal year, appears below.

Name of Committee	Number of Meetings in Fiscal Year	Functions	Current Members
AUDIT COMMITTEE	9

Oversees the accounting and auditing procedures of the Trust and, among other duties, considers the selection of the independent accountants for the Trust and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Trust and employees of the Trust’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Trust. Reviews and evaluates the contractual arrangements of the Trust relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.

			Buller*, Caroselli*, Jones*, Otis, Jr.*, and Smith*
COMPLIANCE COMMITTEE	4

Oversees the development and implementation of the Trust’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Trust’s investment adviser and certain other service providers as they relate to Trust activities. The Trust’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

			Goldfarb*, Kilman, Jr.*, Roepke*, and Williams*
CONTRACTS REVIEW COMMITTEE	4

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each MFS Fund, as applicable, proposes to renew or continue, and to make its recommendations to the full Board on these matters.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, and Williams)
NOMINATION AND COMPENSATION COMMITTEE	2

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, and Williams)

Name of Committee	Number of Meetings in Fiscal Year	Functions	Current Members
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	4

Oversees the policies, procedures, and practices of the Trust with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Trust’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Trust’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. The Committee is also responsible for oversight of the Trust’s derivatives risk management program. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the MFS Funds.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, and Williams)
PRICING COMMITTEE	4

Oversees the determination of the value of the portfolio securities and other assets held by the Trust. The Committee delegates primary responsibility for carrying out these functions to MFS pursuant to the Trust’s valuation policy and procedures approved by the Committee and adopted by the Board of Trustees.  The Committee has designated MFS as the Trust’s “valuation designee” whereby MFS is responsible for determining the fair values of portfolio securities and other assets held by the Trust for which market quotations are not readily available pursuant to MFS’ fair valuation policy and procedures. MFS’ fair valuation policy and procedures includes, among other things, methodologies and processes to be followed by MFS in determining the fair value of portfolio securities and other assets held by the Trust for which market quotations are not readily available.  The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess MFS’ fair valuation process and other pricing determinations made pursuant to the Trust’s valuation policy and procedures and MFS’ fair valuation policy and procedures, and to review the policies and procedures themselves. The Committee is also responsible for oversight of the Trust’s liquidity risk management program. The Committee exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each MFS Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Buller*, Goldfarb*, Kilman, Jr.*, and Smith*
SERVICES CONTRACTS COMMITTEE	4

Reviews and evaluates the contractual arrangements of the MFS Funds relating to transfer agency, sub-transfer agency, administrative, and insurance services, and makes recommendations to the full Board on these matters.

			Caroselli*, Jones*, Otis, Jr.*, Roepke*, and Williams*

* Independent Trustees. Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board

Audit Committee

The Trust’s current Audit Committee consists only of Independent Trustees. The Trust’s Audit Committee’s statement on the Trust’s most recent audited financials is included above under the heading “Trust Information—Independent Registered Public Accounting

Firm” in this Proxy Statement. The Trust’s current Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee’s charter is available at www.mfs.com. To access a copy of the Audit Committee’s charter, after entering the website by entering “United States” as your location and entering “Individual Investor” as your role if you have not already done so, hover your cursor over “Products & Strategies,” and then click on “Closed End Funds” under the “Investment Options” heading. Next, use the drop-down menu and click on the Trust name, then click on the “Resources” tab, then click on the “Reports & Other Documents” tab, and then click on “Audit Committee Charter.”

Nomination and Compensation Committee

The current Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Nomination and Compensation Committee’s charter is available at www.mfs.com. To access a copy of the Nomination and Compensation Committee’s charter, after entering the website by entering “United States” as your location and entering “Individual Investor” as your role if you have not already done so, hover your cursor over “Products & Strategies,” and then click on “Closed End Funds” under the “Investment Options” heading. Next, use the drop-down menu and click on the Trust name, then click on the “Resources” tab, then click on the “Reports & Other Documents” tab, and then click on “Nomination and Compensation Committee Charter.”

The Trust’s current Nomination and Compensation Committee consists only of Independent Trustees.

The current Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Trust (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Trust. The Nomination and Compensation Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trust’s Nomination and Compensation Committee Charter (which is available at www.mfs.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

Appendix F: Officer Information

Proposed Officers of the Trust

The table below provides information regarding the new slate of officers expected to be elected or appointed into office for the Trust by the New Board, as of March 31, 2026, together with their principal occupations during the past five years (their titles may have varied during that period). If elected or appointed, each officer would hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. The address of each officer is c/o Aberdeen, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Name, Year of Birth	Expected Position(s) to be Held with Trust	Principal Occupations During the Past Five Years
Jonathan Mondillo Year of Birth: 1983	Vice President	Currently, Global Head of Fixed Income. He joined Aberdeen in 2018.
Katie Gebauer Year of Birth: 1986	Chief Compliance Officer and Vice President – Compliance

Currently, Ms. Gebauer is Head of US Registered Fund Compliance for Aberdeen. She serves as the Chief Compliance Officer for Aberdeen US closed-end funds, open-end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.

Lucia Sitar Year of Birth: 1971	Vice President

Currently, Vice President and U.S. Counsel -  Head of Product Governance – Americas for Aberdeen since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for Aberdeen. Ms. Sitar joined Aberdeen as U.S. Counsel in July 2007.

Sharon Ferrari Year of Birth: 1977	Treasurer and Chief Financial Officer	Currently, Director, Product Management for Aberdeen. Previously she was Product Manager-US for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Alan Goodson Year of Birth: 1974	Chief Executive Officer and President

Currently, Executive Director and Head of Product & Client Solutions – Americas for Aberdeen, overseeing Product Management, Governance, Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of Aberdeen and joined Aberdeen in 2000.

Heather Hasson Year of Birth: 1982	Vice President	Currently, Senior Product Development Manager for Aberdeen and previously Senior Product Solutions and Implementation Manager. Ms. Hasson joined Aberdeen in 2006.
Robert Hepp Year of Birth: 1986	Vice President	Currently, Senior Product Governance Manager - US at Aberdeen. Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Megan Kennedy Year of Birth: 1974	Vice President and Secretary	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen in 2005.
Michael Marisco Year of Birth: 1980	Vice President	Currently, Senior Product Manager - US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
Michael Taggart Year of Birth: 1970	Vice President

Currently, Head of Closed-End Fund Investor Relations at Aberdeen. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had serviced as Vice President of Closed-End Fund Product Strategy since November 2013.

Christian Pittard Year of Birth: 1973	Vice President	See Information in Nominees’ Biographical Information above

F - 1

Current Officers of the Trust

The officers of the Trust, as of March 31, 2026, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. The Trust’s officers held comparable positions with the 143 funds in the MFS Family of Funds as of March 31, 2026, and with certain affiliates of MFS. The address of each officer is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Name, Age	Position(s) Held with Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
William T. Allen(3) age 58	Deputy Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Brian Balasco(3) age 48	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane(3) age 52	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(3) age 49	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr.(3) age 59	Deputy Treasurer	April 2017	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo(3) age 57	President	July 2005	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(3) age 58	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld(3) age 53	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux(3) age 49	Chief Compliance Officer	March 2022

Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021); Senior Director Compliance (2021-2022); Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)

Amanda S. Mooradian(3) age 47	Assistant Secretary and Assistant Clerk	September 2018	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira(3) age 55	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips(3) age 55	Treasurer	September 2012	Massachusetts Financial Services Company, Senior Vice President
Michael D. Refkofsky(3) age 46	Assistant Treasurer	September 2025	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(3) age 51	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson(3) age 43	Assistant Secretary and Assistant Clerk	October 2022	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

(1) Date first appointed to serve as Officer of an MFS Fund. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer of the applicable MFS Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the MFS Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the applicable MFS Funds.

(2) Officers do not serve as directors or trustees of companies required to report to the SEC (i.e., “public companies”).

(3) “Interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trust, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

F - 2

Appendix G: Independent Registered Public Accounting Firm Fees

For the Trust’s last two fiscal years, fees billed by the Trust’s Independent Registered Public Accounting Firm for services provided directly to the Trust:

November 30, 2025	Independent Registered Public Accounting Firm	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Government Markets Income Trust	Deloitte	$75,630	$10,000	$0	$0

November 30, 2024	Independent Registered Public Accounting Firm	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Government Markets Income Trust	Deloitte	$73,642	$10,000	$0	$0

For the Trust’s last two fiscal years, fees billed by the Trust’s Independent Registered Public Accounting Firm for services provided to the Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting:

November 30, 2025	Independent Registered Public Accounting Firm	Audit-Related Fees#	Tax Fees#	All Other Fees#
Service Affiliates of MFS Government Markets Income Trust	Deloitte	$0	$0	$452,513

November 30, 2024	Independent Registered Public Accounting Firm	Audit-Related Fees#	Tax Fees#	All Other Fees#
Service Affiliates of MFS Government Markets Income Trust	Deloitte	$0	$0	$0

# This amount reflects the fees billed to Service Affiliates of the Trust for non-audit services relating directly to the operations and financial reporting of the Trust (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Independent Registered Public Accounting Firm, for the Trust’s two most recent fiscal years, for non-audit services rendered to the Trust and the Trust’s Service Affiliates:

Trust and Service Affiliates	Independent Registered Public Accounting Firm	2025	2024
MFS Government Markets Income Trust and its Service Affiliates	Deloitte	$462,513	$27,927

G - 1

Appendix H: Interests of Certain Persons

As of April 30, 2026, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of the Trust are as follows:

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned(1)	Percent of Outstanding Shares of Noted Class Owned

MFS Government Markets Income Trust	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	9,448,005	29.00%

	1607 Capital Partners, LLC 13 S. 13th Street Suite 400 Richmond, VA 23219	Common	2,349,621	7.21%

	Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	Common	1,832,776	5.62%

(1) Amounts reflected are based on disclosure in Schedule 13D and 13G filings made with the SEC.

H - 1

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-848-3402 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	1234567891012

MFS Government Markets Income Trust

111 Huntington Avenue

Boston, Massachusetts 02199

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON June 18, 2026

The signer of this proxy card hereby appoints Christopher R. Bohane, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on Thursday, June 18, 2026 at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on May 1, 2026 will be entitled to vote at the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-848-3402. Representatives are available to assist you Monday - Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 18, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/MFS/docs/proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MFS Government Markets Income Trust

Authorized Signature(s) ─ This section must be completed for your vote to be counted. Sign and date in the space provided.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal		FOR	AGAINST	ABSTAIN
1	Approval of the new investment advisory agreement between MFS Government Markets Income Trust and abrdn Inc.	○	○	○
		FOR		WITHHOLD

2	Election of Trustees of MFS Government Markets Income Trust.
	2.1 - Gordon Baird	○		○
	2.2 - Christian Pittard	○		○
	2.3 - Todd Reit	○		○
	2.4 - Nancy Yao	○		○
	2.5 - C. William Maher	○		○

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]